                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                                  ONEOK INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     / / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5) Total fee paid:

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     /X/ Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
         $125.00
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     (2) Form, Schedule or Registration Statement No.:
         Preliminary Proxy Statement
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     (3) Filing Party:

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     (4) Date Filed:
         11-30-95
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

                                   ONEOK INC.
                             100 WEST FIFTH STREET
                             TULSA, OKLAHOMA 74103

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                JANUARY 18, 1996

                                                               December 13, 1995
To the Shareholders of ONEOK Inc.:

     Notice is hereby given that the Annual Meeting of the Shareholders of ONEOK Inc. will be held at ONEOK Plaza, 100 West Fifth Street, Tulsa, Oklahoma, Thursday, January 18, 1996, at 10 a.m. for the following purposes:

          1. To elect seven directors: one in Class A, one in Class B, and five in Class C to serve until the Annual Meetings of Shareholders to be held January 16, 1997; January 15, 1998; and January 21, 1999, respectively, or until their successors are duly elected and qualified.

          2. To ratify and approve the Employee Stock Purchase Plan adopted and approved by the Board of Directors as explained in the Proxy Statement, the provisions of which are set forth in Exhibit A thereto.

          3. To ratify and approve the Key Employee Stock Plan adopted and approved by the Board of Directors as explained in the Proxy Statement, the provisions of which are set forth in Exhibit B thereto.

          4. To ratify and approve the appointment of KPMG Peat Marwick LLP as independent auditor of the Corporation for the 1996 Fiscal Year.

          5. To transact such other business as may properly come before the meeting and at any and all adjournments thereof.

     Only shareholders of record on the stock transfer books of the Corporation at the close of business November 20, 1995, the Record Date fixed by the Board of Directors, are entitled to notice of and to vote at the meeting and at any and all adjournments thereof.

                                            By Order of the Board of Directors,

                                            /s/ LAVON W. NEAL
                                            LAVON W. NEAL, Secretary
--------------------------------------------------------------------------------

     To assure your representation at the meeting, please sign and mail the enclosed proxy, which is being solicited on behalf of the Board of Directors of ONEOK Inc. A return envelope that requires no postage, if mailed in the United States, is enclosed for your convenience in returning your proxy. If you receive more than one form of proxy, it is an indication that your shares are registered in more than one account. All proxy forms received by you should be signed and returned promptly to be sure that all your shares are voted.

     If your shares are held in the name of a broker, trust, bank, or other nominee and you plan to attend the meeting and vote your shares in person, you should bring with you a proxy or letter from the broker, trustee, bank, or nominee confirming your beneficial ownership of the shares.

                                PROXY STATEMENT

                                   ONEOK INC.
                             100 WEST FIFTH STREET
                             TULSA, OKLAHOMA 74103

                                                               DECEMBER 13, 1995

                         ANNUAL MEETING OF SHAREHOLDERS
                                JANUARY 18, 1996

                             PROXY AND SOLICITATION

     The accompanying proxy is solicited by the Board of Directors of ONEOK Inc. for use at the Annual Meeting of Shareholders to be held at ONEOK Plaza, 100 West Fifth Street, Tulsa, Oklahoma, on Thursday, January 18, 1996, at 10 a.m. and at any and all adjournments thereof.

     Properly executed proxies received in time for the meeting will be voted. If the enclosed proxy is executed and returned, it may be revoked by a later-dated proxy or by written notice to the Secretary of the Corporation. Shareholders attending the meeting may revoke their previously executed proxies and vote in person.

     The cost of soliciting proxies will be borne by the Corporation. In addition to the use of the mails, proxies may be solicited personally or by telephone by officers and regular employees of the Corporation. Morrow & Co., Inc., New York, New York, will assist in solicitation of proxies. The Corporation will pay $8,500 to Morrow & Co., Inc., for proxy solicitation services. The Corporation does not expect to pay any additional compensation for the solicitation of proxies; however, the proxy solicitor, brokers and other custodians, nominees, and fiduciaries will be reimbursed for expenses incurred in forwarding proxy material to principals and obtaining their proxies.

                                 ANNUAL REPORT

     The Corporation's 1995 Annual Report to Shareholders, for the purposes of this Proxy Statement, consisting of a Summary Annual Report and the Corporation's Annual Report on Form 10-K, have been sent to all shareholders of record on November 20, 1995, except for accounts on which the shareholder has filed a written request to eliminate receiving duplicate reports. In addition, the Corporation is providing brokers, dealers, banks, voting trustees, and their nominees additional copies at the Corporation's expense so that such material may be forwarded to beneficial owners as of the Record Date of November 20, 1995. The Summary Annual Report to Shareholders is not part of this Proxy Statement and is not to be used as such.

                      STOCK OUTSTANDING AND VOTING RIGHTS

     At Record Date the Corporation had issued and outstanding 180,000 shares of Preferred Stock, Series A (4 3/4%), each share being entitled to two votes, and 27,043,489 shares of Common Stock, each share being entitled to one vote.

     Under Section 216 of the Delaware General Corporation Law and the Corporation's By-laws, the holders of record of a majority in voting interest of the shares of the stock of the Corporation entitled to be voted at the annual meeting of shareholders and present in person or by proxy shall constitute a quorum for the meeting. In all matters other than the election of directors, the affirmative vote of a majority in voting interest of the shares entitled to vote at the meeting shall be the act of the shareholders. Abstentions are treated as votes against a proposal, and broker non-votes have no effect on the vote. Directors shall be elected by a plurality of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following are known to the Corporation to be the beneficial owners of more than five percent (5%) of any class of the Corporation's voting securities at Record Date.

                                 NAME AND ADDRESS               AMOUNT AND NATURE
                                   OF BENEFICIAL                  OF BENEFICIAL            PERCENT
  TITLE OF CLASS                      OWNERS                        OWNERSHIP              OF CLASS
------------------    ---------------------------------------  -------------------         --------
Common Stock          Bank of Oklahoma                         3,378,318 Shares              12.49%
                        Trustee for Thrift Plan for            Direct
                        Employees of ONEOK Inc. and
                        Subsidiaries
                        P.O. Box 2300
                        Tulsa, OK 74192
Preferred Stock
  Series A            Sidney Paxton                            23,948 Shares                 13.30%
     (4 3/4%)           Box 76                                 Direct
                        Oklahoma City, OK 73101
                      Bank of Oklahoma                         8,860 Shares Direct            4.92%
                        Trustee for Thrift Plan for
                        Employees of ONEOK Inc. and
                        Subsidiaries
                        P.O. Box 2300
                        Tulsa, OK 74192

             SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth the shares of Common Stock beneficially owned by directors and nominees for directors and by all executive officers and directors as a group as of August 31, 1995. Beneficial ownership of the stock is as shown unless otherwise footnoted.

                                                                             SHARES OWNED
                                                                     ----------------------------
                                                                     BENEFICIAL        PERCENT
  TITLE OF CLASS                        NAME                         OWNERSHIP         OF CLASS
------------------  ---------------------------------------------    ---------       ------------
Common Stock        Edwyna G. Anderson...........................         200         Less Than
                    Director                                                         One Percent
Common Stock        William M. Bell..............................       1,107           "   "
                    Director
Common Stock        Larry W. Brummett............................      19,936(1)(2)     "   "
                    Chairman of the Board, President, and Chief
                      Executive Officer -- ONEOK Inc.
Common Stock        Douglas R. Cummings..........................       1,000           "   "
                    Director
Common Stock        William L. Ford..............................       2,946(3)        "   "
                    Director
Common Stock        J. M. Graves.................................       2,070           "   "
                    Director
Common Stock        Charles C. Ingram............................      99,176(4)        "   "
                    Chairman of the Board Emeritus
                      ONEOK Inc.
Common Stock        Stephen J. Jatras............................       3,300           "   "
                    Director
Common Stock        David L. Kyle................................      20,499(5)        "   "
                    President -- Oklahoma Natural Gas Company
Common Stock        Bert H. Mackie...............................       1,132           "   "
                    Director
Common Stock        Jerry D. Neal................................      15,846(6)        "   "
                    Vice President, Treasurer, and Chief
                      Financial Officer -- ONEOK Inc.
Common Stock        Douglas Ann Newsom, Ph.D.....................         563           "   +
                    Director
Common Stock        Gary D. Parker...............................       1,850           "   "
                    Director
Common Stock        Frank W. Schemm..............................      47,918(7)        "   "
                    Vice President -- Business Development --
                      ONEOK Inc.
Common Stock        J. D. Scott..................................     117,599(8)        "   "
                    Director and Retired Chairman of the Board --
                      ONEOK Inc.
Common Stock        Bill M. Van Meter............................      23,035(9)        "   "
                    President -- Energy Companies of ONEOK
Common Stock        G. Rainey Williams, M.D. ....................       2,800           "   "
                    Director
Common Stock        Stanton L. Young.............................      62,300           "   "
                    Director
Directors and 6 Executive Officers as a Group....................     437,035(10)       1.62%

NOTES:

 (1) Shares of Common Stock of the Corporation in the custody of the Trustee under the Thrift Plan include 12,820 shares for the account of Mr. Brummett; 7,116 shares of Common Stock are held by Mr. Brummett. These total 19,936 shares.

 (2) Mr. Brummett also owns 555 shares of Preferred Stock.

 (3) Includes 963 shares owned by the 1979 Leslie A. Ford Trust, of which William L. Ford is a trustee. Mr. Ford is not a beneficial owner of these shares and disclaims ownership thereof.

 (4) Includes 33,800 shares owned by Mrs. Charles C. Ingram. Mr. Ingram disclaims ownership of these shares. In addition to the 99,176 shares, Mr. Ingram is the donor of 876 shares of ONEOK Inc. Common Stock held for the benefit of a relative in a trust over which he has retained no control as to voting rights during the terms of this trust.

 (5) Shares of Common Stock of the Corporation in the custody of the Trustee under the Thrift Plan include 20,499 shares for the account of Mr. Kyle.

 (6) Shares of Common Stock of the Corporation in the custody of the Trustee under the Thrift Plan include 11,277 shares for the account of Mr. Neal; 4,569 shares of Common Stock are held by Mr. Neal. These amounts total 15,846.

 (7) Shares of Common Stock of the Corporation in the custody of the Trustee under the Thrift Plan include 44,688 shares for the account of Mr. Schemm; 3,230 shares of Common Stock are held by Mr. Schemm. These amounts total 47,918 shares.

 (8) Shares of Common Stock in the Corporation in the custody of the Trustee under the Thrift Plan include 66,244 for Mr. Scott, who retired from the Corporation in 1994; 51,355 shares are held by Mr. Scott. These amounts total 117,599 shares.

 (9) Shares of Common Stock of the Corporation in the custody of the Trustee under the Thrift Plan include 4,325 shares for the account of Mr. Van Meter; 18,710 shares of Common Stock are held by Mr. Van Meter. These total 23,035 shares.

(10) Shares of Common Stock of the Corporation in the custody of the Trustee under the Thrift Plan include 159,858 shares for directors and executive officers as a group and are reported in the preceding tabulation. Nonemployee directors do not participate in the Thrift Plan, except Mr. Scott who, as a former employee, has elected to leave his Thrift Plan holdings intact.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

     As of January 18, 1996, the Board of Directors will consist of 14 members. The Board is divided into three Classes (A, B, and C) consisting of 5, 4, and 5 members respectively. Each Class is elected for a term of three years, with the term of one class expiring at each annual meeting of shareholders.

     The By-laws of the Corporation provide that a person shall not be elected or reelected to the Board of Directors after the person's 70th birthday. At the request of the Board, the Nominating Committee reviewed the present structure and composition of the Board; and as a result of the review, the Board was advised that there is an uneven distribution of age groups among the Board Classes and, as currently structured, one-half of the members of the Board would retire during the next seven-year period, assuming future reelections by the shareholders of the current directors in their present Classes.

     The Committee, therefore, recommended and the Board of Directors approved a voluntary plan to move certain of the Directors from one class to another, with the concurrence of the affected Directors. The purpose of the plan is to secure for the Corporation the maximum benefits from the knowledge, experience, and expertise of the current members of the Board and to facilitate an orderly transition of membership on the Board. If the changes are made, the affected Directors would each be eligible to serve approximately two additional years on the Board. However, in order to carry out this plan it would be necessary for four members of the Board to resign from their present Classes so they could be elected to other Classes.

     Although under the By-laws the Board could have filled the positions created by voluntary Director resignations in the two Classes (A and B) whose terms expire after 1996, the Board has instead decided to submit to the Shareholders the filling of these Board positions as of the January 18, 1996, Annual Meeting of Shareholders. Accordingly, Directors Bell, Jatras, Scott, and Young have resigned from their present Classes effective as of the January 18, 1996, Annual Meeting of Shareholders and have been nominated for election to new Classes. Therefore, at the Annual Meeting to be held on January 18, 1996, seven Directors will be elected: five Directors to Class C for three-year terms, one Director to Class B for a two-year term, and one Director to Class A for a one-year term (such terms to expire January 21, 1999, January 15, 1998, and January 16, 1997, respectively) or until their successors are duly elected and qualified.

     The nominees for Directors in Class C are William M. Bell, Douglas R. Cummings, J. M. Graves, Stephen J. Jatras, and G. Rainey Williams; in Class B,
J. D. Scott; and in Class A, Stanton L. Young. Should any of the nominees for the office of director become unable to accept nomination or election, it is intended that the persons named in the accompanying form of proxy will vote for the election of such other person for such office as the Board of Directors may recommend in the place of such nominee.

     The following is information regarding nominees for director and the directors who are not standing for reelection.

                             NOMINEES FOR DIRECTORS

                          CLASS A -- TERM ENDING 1997

STANTON L. YOUNG           President, The Young Companies -- Oklahoma City, Oklahoma
(age 68)
Director since 1972        Mr. Young is an individual investor with ownership of oil and gas mineral and working interests, a shopping center, and
                             warehouses. He is also owner and president of Journey House
                             Travel Service, Inc., in Oklahoma City.

                          CLASS B -- TERM ENDING 1998

J. D. SCOTT                Retired Chairman of the Board, ONEOK Inc. -- Tulsa, Oklahoma
(age 64)
Director since 1979        Mr. Scott served as President, Chief Executive Officer, and
                             Chairman of the Board of ONEOK Inc. from January 1987 until he retired in 1994.

                           CLASS C--TERM ENDING 1999

WILLIAM M. BELL            Vice Chairman of the Board, Liberty Bank and Trust Company of
(age 60)                     Oklahoma City, N.A. -- Oklahoma City, Oklahoma
Director since 1981
                           Mr. Bell is a director of Liberty Bank and Trust Company of
                             Oklahoma City, N.A.; and is chairman, president, and chief executive officer of Liberty Trust Company. He serves on the boards of numerous civic and business organizations and
                             not-for-profit associations.
DOUGLAS R. CUMMINGS        President and Owner, Cummings Oil Company -- Oklahoma City,
                             Oklahoma
(age 66)                   Mr. Cummings has been president of Cummings Oil Company since
Director since 1989          1972. He is an officer or director of numerous civic and
                             business organizations and not-for-profit associations.

J. M. GRAVES               President and Owner, Calumet Oil Company -- Tulsa, Oklahoma
(age 69)
Director since 1989        Mr. Graves is also president and owner of Green Country Supply,
                             Inc., an oil field supply and chemical company, and he is
                             co-owner and an officer of Cal Bohannan Drilling Company and
                             Tri-Am Acid and Fracture Service, Inc. He is a director of
                             WestStar Bank, Bartlesville, Oklahoma; and he serves on the boards of numerous civic and business organizations and
                             not-for-profit associations.
STEPHEN J. JATRAS          Retired Chairman of the Board, Memorex Telex Corporation -- Tulsa,
(age 69)                     Oklahoma
Director since 1985
                           Mr. Jatras retired from the position of chairman of the board of
                             Memorex Telex Corporation in 1991. He is a director of Donald G.
                             O'Brien, Inc., in Seabrook, New Hampshire; and Fourth Financial
                             Corp., Tulsa, Oklahoma. He serves on the boards of numerous civic and business organizations and not-for-profit
                             associations.
G. RAINEY                  Professor of Surgery, The University of Oklahoma College of
WILLIAMS, M.D.               Medicine -- Oklahoma City, Oklahoma
(age 69)
Director since 1974        Dr. Williams has held his current position since 1974. He is a director of Boatmen's First National Bank of Oklahoma in
                             Oklahoma City.

                              CONTINUING DIRECTORS

                          CLASS A -- TERM ENDING 1997

EDWYNA G.                  Retired General Counsel, Duquense Light Company -- Pittsburgh,
ANDERSON                     Pennsylvania
(age 65)
Director since 1995        Mrs. Anderson served as general counsel of Duquense Light Company from September 1988 until retirement in October 1994. She also served as special counsel to the president of Duquense Light
                             Company until March 1995, when she retired from that position.
WILLIAM L. FORD            President, Shawnee Milling Company -- Shawnee, Oklahoma
(age 53)
Director since 1981        Mr. Ford has served as president of Shawnee Milling Company since
                             1979. He serves on the boards of numerous civic and business organizations and not-for-profit associations.
BERT H. MACKIE             President, Security National Bank -- Enid, Oklahoma
(age 53)
Director since 1989        Mr. Mackie, with Security National Bank since 1962, is currently president and a director. Mr. Mackie serves on the Board of
                             Governors of the United States Postal Service.
GARY D. PARKER             President, Moffitt, Parker & Company, Inc. -- Muskogee, Oklahoma
(age 50)
Director since 1991        Mr. Parker, a certified public accountant, is also the majority shareholder of Moffitt, Parker & Company, Inc., and has been president of the firm since 1982. He is a director of First
                             National Bank and Trust Company of Muskogee, Oklahoma.

                          CLASS B -- TERM ENDING 1998

LARRY W. BRUMMETT          Chairman of the Board, President, and Chief Executive Officer,
(age 45)                     ONEOK, Inc. -- Tulsa, Oklahoma
Director since 1994
                           Mr. Brummett has been employed by the corporation for more than 21 years. He was employed by ONEOK's Oklahoma Natural Gas Company division as an engineer trainee in June 1974 and, after
                             receiving a number of promotions within the division, he was elected Vice President of Tulsa District September 1, 1986, and
                             Executive Vice President in May 1990. He served the Corporation in that position until he was elected Executive Vice President of ONEOK Inc. January 21, 1993. He was elected President and
                             Chief Executive Officer February 17, 1994, and was elected to the additional position of Chairman of the Board effective June
                             1, 1994. Mr. Brummett is a director of American Gas Association;
                             Southern Gas Association; Oklahoma State Chamber of Commerce;
                             Metropolitan Chamber of Commerce, Tulsa; and Bank of Oklahoma
                             Financial Corp./Bank of Oklahoma, N.A., in Tulsa. He is also an officer or director of numerous civic and business organizations and not-for-profit associations.
DAVID L. KYLE              President -- Oklahoma Natural Gas Company -- Tulsa, Oklahoma
(age 43)
Director since 1995        Mr. Kyle was employed by Oklahoma Natural Gas Company, a division of ONEOK Inc., in 1974 as an engineer trainee. He served in a number of positions prior to being elected Vice President of Gas
                             Supply September 1, 1986, and Executive Vice President May 17,
                             1990. He was elected President September 1, 1994. Mr. Kyle is a director of Liberty Bancorp, Inc., Oklahoma City, Oklahoma.
DOUGLAS ANN                Professor, Department of Journalism, Texas Christian
NEWSOM, PH.D.                University -- Fort Worth, Texas
(age 62)
Director since 1982        In addition to her teaching position, Dr. Newsom is a textbook author and public relations counselor.

ADDITIONAL INFORMATION CONCERNING THE BOARD OF DIRECTORS

     Eleven regular meetings were held by the Board of Directors during the 1995 Fiscal Year; and all of the Directors attended more than seventy-five percent (75%) of the total aggregate number of meetings of the Board of Directors and committees on which they served.

     Edwyna G. Anderson and David L. Kyle were elected to the Board August 16, 1995.

     Charles C. Ingram, chairman of the board emeritus, retired as a full-time employee of the Corporation effective January 1, 1982, and as a director January 20, 1988. Mr. Ingram, as chairman of the board emeritus, is invited to attend all board meetings.

     Based solely on information submitted by the directors and officers, it has been determined that all directors (with the exception of Stephen J. Jatras) and all officers of the Corporation who are required to so file have timely filed all forms required to be filed under Section 16(a) of the Securities Exchange Act of 1934, as amended. Mr. Jatras's January 31, 1995, purchase of 2,300 shares of ONEOK Inc. Common Stock was not reported to the Corporation in time to timely file the required Securities and Exchange Forms 4.

DIRECTORS' COMPENSATION

     The aggregate amount of directors' fees paid during the 1995 Fiscal Year was $349,483. Officer-directors receive no additional compensation for service on the Board of Directors or its committees. All other directors receive an annual retainer of $17,000; a fee of $900 for attending each board meeting and each committee meeting; and reimbursement for expenses incurred in attending board and/or committee meetings. Nonofficer directors who chair a committee receive an additional annual retainer of $2,000.

                                   ONEOK INC.
                       COMPENSATION OF OUTSIDE DIRECTORS
                                1995 FISCAL YEAR

                                                                                                TOTAL
                                         ANNUAL       BOARD MEETING      COMMITTEE MEETING     FOR EACH
                                        RETAINER     ATTENDANCE FEES      ATTENDANCE FEES      DIRECTOR
                                        --------     ---------------     -----------------     --------
Edwyna G. Anderson..................    $  7,083(1)     $     900             $     0          $  7,983
William M. Bell.....................      17,000            9,900               2,700            29,600
Douglas R. Cummings.................      17,000            9,900               2,700            29,600
William L. Ford.....................      17,000            9,900               4,500            31,400
J. M. Graves........................      17,000            9,900               3,600            30,500
Stephen J. Jatras...................      19,000(2)         9,900               3,600            32,500
Bert H. Mackie......................      19,000(3)         9,900               3,600            32,500
Douglas Ann Newsom..................      17,000            9,000               3,600            29,600
Gary D. Parker......................      17,000            9,900               4,500            31,400
J. D. Scott.........................      17,000            9,900               3,600            30,500
James E. Tyree......................           0(4)         2,700                 900             3,600
G. Rainey Williams..................      19,000(5)         9,900               1,800            30,700
Stanton L. Young....................      17,000            9,000               3,600            29,600
                                        --------     ------------        ------------          --------
          Total.....................    $200,083        $ 110,700             $38,700          $349,483
                                        ========     ============        ============          ========

---------------

(1) Prorated Annual Retainer. Mrs. Anderson was elected to the Board effective August 16, 1995.

(2) Annual Retainer includes $2,000 as Audit Committee Chairman.

(3) Annual Retainer includes $2,000 as Nominating Committee Chairman.

(4) Mr. Tyree retired January 18, 1995.

(5) Annual Retainer includes $2,000 as Executive Compensation Committee
    Chairman.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     William M. Bell, an executive officer and director of Liberty Bank & Trust Company of Oklahoma City, a wholly owned subsidiary of Liberty Bancorp, Inc., is a ONEOK Inc. director. David L. Kyle, President of Oklahoma Natural Gas Company, is a ONEOK Inc. Board member and is a director of Liberty Bancorp, Inc. Mr. Kyle is also a member of Liberty Bancorp's Compensation Committee.

     Larry W. Brummett served as an ex officio member of ONEOK Inc.'s Executive Compensation Committee beginning June 1, 1994, until January of 1995 as required by the Corporation's By-laws. The By-laws were amended, and Mr. Brummett ceased serving on this committee in January 1995.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Liberty Bank and Trust Company of Oklahoma City, N.A., performs stock transfer and registrar services for which payments totaling $147,218 were made by ONEOK Inc. during the 1995 Fiscal Year. William M. Bell, vice chairman of the board of Liberty Bank and Trust Company of Oklahoma City, N.A., is a ONEOK Inc. director.

     ONEOK Resources Company participates in several joint interest operations in which Cummings Oil Company also participates. A total of $14,254 in joint interest fees was paid during the 1995 Fiscal Year by ONEOK Resources Company, a wholly owned subsidiary of ONEOK Inc., to Cummings Oil Company. Douglas R. Cummings, president and owner of Cummings Oil Company, is a ONEOK Inc. director.

     A total of $10,343 was paid by Oklahoma Natural Gas Company, a division of ONEOK Inc., to Calumet Oil Company for purchase of natural gas. J. M. Graves, a ONEOK Inc. director, is president and owner of Calumet Oil Company.

                      COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors has standing Executive, Audit, Nominating, and Executive Compensation Committees.

EXECUTIVE COMMITTEE

     Members of the Executive Committee are: Chairman Larry W. Brummett, William
M. Bell, Douglas R. Cummings, J. M. Graves, Stephen J. Jatras, David L. Kyle, J.
D. Scott, and G. Rainey Williams.

     The Committee met once during the 1995 Fiscal Year. The Executive Committee may exercise all of the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation subject to certain statutory limitations.

AUDIT COMMITTEE

     Members of the Audit Committee are: Chairman Stephen J. Jatras, Vice Chairman William L. Ford, Edwyna G. Anderson, William M. Bell, Bert H. Mackie, Douglas Ann Newsom, Gary D. Parker, J. D. Scott, and Stanton L. Young. The Committee, composed entirely of outside directors, held three meetings during the last fiscal year. The Audit Committee reviews and makes recommendations to the Board of Directors concerning employment of the independent auditors, the proposed annual audit plan, the completed annual audit, and the Corporation's Conflict of Interest Program. The Committee also meets periodically with:

a. the Corporation's independent auditors to review the Corporation's accounting policies, internal controls, and other accounting and auditing matters;

b. the Corporation's chief internal auditor to review the Corporation's internal auditing program;

c. the Corporation's chief financial officer to review the Corporation's accounting policy, the results of the annual audit, and the Corporation's periodic financial statements; and

d. the Corporation's general counsel to review outstanding and potential litigation, regulatory proceedings, and other significant legal matters.

NOMINATING COMMITTEE

     Members of the Nominating Committee are: Chairman Bert H. Mackie, Edwyna G. Anderson, Larry W. Brummett, J. M. Graves, Stephen J. Jatras, David L. Kyle, Douglas Ann Newsom, and Stanton L. Young. The Committee met once during the last fiscal year. The Nominating Committee recommends nominees to fill vacancies on the Board of Directors, establishes procedures to identify potential nominees, recommends criteria for membership on the Board of Directors, and recommends the successor chief executive officer when a vacancy occurs. The Committee will consider nominees recommended by shareholders for service on the

Board of Directors. Recommendations should be sent to the Corporate Secretary at the address shown on the front of this Proxy Statement.

EXECUTIVE COMPENSATION COMMITTEE

     Members of the Executive Compensation Committee are: Chairman G. Rainey Williams, Douglas R. Cummings, William L. Ford, J. M. Graves, and Gary D. Parker. The Committee, composed entirely of outside directors, met three times during the last fiscal year. The Executive Compensation Committee oversees and approves all elements of executive compensation and recommends to the Board of Directors all forms and amounts of such compensation.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

                                       ANNUAL COMPENSATION                              LONG-TERM COMPENSATION
                            ------------------------------------------     -------------------------------------------------

                                                                                   AWARDS              PAYOUTS
                                                                OTHER      -----------------------     -------
                                                               ANNUAL      RESTRICTED                              ALL OTHER
         NAME AND                                              COMPEN-       STOCK        OPTIONS/      LTIP        COMPEN-
    PRINCIPAL POSITION      YEAR      SALARY       BONUS       SATION       AWARD(S)        SARS       PAYOUTS     SATION(1)
--------------------------- ----     --------     --------     -------     ----------     --------     -------     ---------
Larry W. Brummett           1995     $335,000     $357,963       NONE         NONE          NONE         NONE       $ 9,000
Chairman of the Board,      1994     $252,231     $      0       NONE         NONE          NONE         NONE       $12,889
President, and CEO          1993     $173,333     $ 84,150       NONE         NONE          NONE         NONE       $10,393
David L. Kyle               1995     $240,000     $164,175       NONE         NONE          NONE         NONE       $ 9,000
President -- Oklahoma       1994           --           --         --           --            --           --            --
Natural Gas Company(2)      1993           --           --         --           --            --           --            --
Bill M. Van Meter           1995     $261,400     $164,175       NONE         NONE          NONE         NONE       $ 9,000
President -- Energy         1994     $258,866     $      0       NONE         NONE          NONE         NONE       $14,136
Companies of ONEOK          1993     $250,533     $153,106       NONE         NONE          NONE         NONE       $13,704
Jerry D. Neal               1995     $161,133     $122,313       NONE         NONE          NONE         NONE       $ 9,000
Vice President,             1994     $156,500     $      0      $   0         NONE          NONE         NONE       $ 9,376
Treasurer, and CFO(3)       1993           --           --         --           --            --           --            --
Frank W. Schemm             1995     $125,100     $ 65,550       NONE         NONE          NONE         NONE       $ 7,503
Vice President --           1994     $114,166     $      0       NONE         NONE          NONE         NONE       $ 4,377
Business Development        1993           --           --         --           --            --           --            --

(1) ONEOK Inc.'s contribution to the Thrift Plan for Employees of ONEOK Inc. and Subsidiaries.

(2) Mr. Kyle became president -- Oklahoma Natural Gas Company September 1, 1994. He was not one of the five highest-paid officers in the 1994 and 1993 Fiscal Years.

(3) Mr. Neal was not one of the five highest-paid officers in the 1993 Fiscal Year.

(4) Mr. Schemm was not one of the five highest-paid officers in the 1993 Fiscal Year.

                 BOARD EXECUTIVE COMPENSATION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

     The Executive Compensation Committee (the Committee) is responsible for overseeing and approving the Corporation's executive compensation policies and practices and approves all elements of compensation for corporate officers. In carrying out its duties, the Committee has direct access to independent compensation consultants and outside survey data. The Committee, which consists of five outside directors, reports regularly to the Board of Directors on its activities and obtains ratification by the members of the Board of all items of compensation for the officers of the Corporation, its divisions, and its subsidiary corporations.

COMPENSATION PHILOSOPHY AND PRACTICES

     The Corporation's executive compensation program is based on the belief that the interests of executives should be closely aligned with those of ONEOK shareholders. To support this philosophy, the following principles provide a framework for the compensation program:

-- offer compensation opportunities that attract the best talent to ONEOK;
   motivate individuals to perform at their highest levels; reward outstanding achievement; and retain the leadership and skills necessary for building long-term shareholder value;

-- maintain a significant portion of executives' total compensation at risk, tied to both the annual and long-term financial performance of the Corporation, as well as to the creation of shareholder value;

-- encourage executives to manage from the perspective of owners with an equity stake in the Corporation.

     ONEOK established base salary ranges for its key executive officers that were approximately equal to the average salary levels paid for similar positions in its peer group of companies as obtained through published surveys and company documents. Diversity of executive assignments requires that individual salaries be based on periodic comparison of actual pay for comparable positions in the utility and oil and gas segments of the energy industry.

     The executive compensation practices are recommended by independent consultants using industry salary surveys that include the American Gas Association Executive Compensation Survey, the KPMG Oil and Gas Industry Compensation Survey, the Mercer Oil and Gas Industry Compensation Survey, the Towers & Perrin Natural Gas Pipeline Survey, and the Watson Wyatt Worldwide Compensation Survey. These surveys include corporations that are representative of the firms with which ONEOK competes for executive talent and have jobs similar to those at ONEOK in magnitude, complexity, and scope of responsibility. Consequently, this is a broader and more diverse set of companies than those included in the Standard & Poor's Natural Gas Distribution Index, which is used in the Performance Graph on page 13.

COMPONENTS OF EXECUTIVE COMPENSATION

     The compensation for executive officers consists of the following components. An executive's annual compensation includes the core package component of base salary and benefits and the variable component, which is entirely at risk. The variable component is tied to specific earnings-per-share performance measures relating to the continued financial success of the Corporation. Salaries are established by the Committee based on the executive's job responsibilities, level of experience, individual performance and contribution to the business, and information obtained from compensation surveys. Criteria on which individual performance was evaluated in 1995 were: problem analysis; planning; organizational ability; directing; decision making; human, capital, and material resource utilization; time management; initiation of and response to change; communications and team relations; and personal actions.

     The Stock Performance Plan (the Plan), a five-year plan, approved by the shareholders, that became effective September 1, 1991, and which will remain in effect until August 31, 1996, or its earlier termination, followed a similar plan, also approved by the shareholders, that was in effect from September 1986 through August 1991. The Committee provides oversight of the Plan and is authorized to make all judgments and interpretations required to execute the Plan in accordance with its stated purposes subject to ratification by the

Board of Directors. Participation in the Plan is restricted to officers of ONEOK Inc. and its divisions and wholly owned subsidiaries who are recommended for Target Grants by the Executive Compensation Committee at the beginning of each fiscal year.

     A Target Grant is a tentative dollar amount of additional compensation which could be paid in ONEOK Inc. Common Stock to an eligible officer who has been selected for participation during the fiscal year. Based on the percentage of increase in ONEOK Inc.'s after-tax earnings per share, Target Grants are multiplied by specified factors to determine the amounts of the actual Grants. Target Grants become actual Grants of additional compensation only if two tests are met: (1) there must be an increase of at least four percent (4%) in ONEOK Inc.'s after-tax earnings per share over the preceding fiscal year's earnings per share; and (2) the current year's earnings per share must equal or exceed earnings per share of $1.33 as provided in the current Plan. For increases in earnings per share between four percent (4%) and twelve percent (12%), the individual Grants range proportionately from fifty percent (50%) to a maximum of 125 percent (125%) of the individual Target Grant. The payments of individual Grants are normally made in a combination of full shares of common stock and cash to satisfy taxes incurred.

     Stock distribution and cash payments are made on a date set in accordance with the terms of the Plan. The Committee has the discretion to decline recommendations of awards under the Plan whether or not the earnings-per-share criteria are met. In 1995 the Corporation's financial performance resulted in above-target grants to the executive officers as shown in the Summary Compensation Table on page 10. The Stock Performance Plan will expire August 31, 1996, as provided in the Plan, or upon shareholder approval of the Key Employee Stock Plan at the January 18, 1996, Annual Meeting of Shareholders. The Key Employee Stock Plan is printed as Exhibit B to this proxy statement.

COMPENSATION FOR THE CHIEF EXECUTIVE OFFICER

     In considering the annual compensation for Mr. Brummett, who, in addition to his duties as Chief Executive Officer, is Chairman of the Board and President, the Committee relied on the aforementioned surveys to provide basic information regarding peer positions. The C. A. Turner Utility Report on financial and stock performance and comparisons of American Gas Association member companies' operating statistics are also utilized. The industry statistics have large comparative universes of natural gas distribution and integrated natural gas companies. The companies in the Standard & Poor's Natural Gas Distributors' Index, which is part of the Performance Graph on page 13, are included in the C. A. Turner Utility Report. The Committee also considered the results of a formal Board of Directors' Evaluation of Mr. Brummett's performance during the 1995 Fiscal Year, his first full year as Chairman of the Board, President, and Chief Executive Officer of the Corporation. The categories in which his performance was evaluated include: leadership, strategic planning, human resources, and communication. Each of the categories evaluated contains as many as five areas of specific performance evaluation. The Committee recommended and the Board of Directors approved a base compensation amount of $350,000 and a Target Grant under the Stock Performance Plan (the at-risk portion of his compensation) of $286,370, which was forty-five percent (45%) of the recommended total compensation. Because Mr. Brummett was paid at his previously approved salary four months in the 1995 Fiscal Year, the actual salary he received in fiscal 1995 was $335,000. Mr. Brummett's actual Grant under the Stock Performance Plan was $357,963; thus fifty-two percent (52%) of his compensation related to the Corporation's performance during the year. Mr. Brummett's base salary was in the lower range of the surveys utilized in the studies.

FEDERAL INCOME TAX LIABILITY

     ONEOK Inc. has not yet adopted a policy regarding the recently enacted Internal Revenue Code Section 162(m) regarding a $1 million annual limitation of a Federal income tax deduction by the Corporation for compensation paid to any executive officer. This limitation did not apply to ONEOK Inc. during fiscal year 1995; however, the new Internal Revenue Code requirement is being evaluated and the proposed tax regulations are being closely monitored.

CONCLUSION

     The Board believes that the caliber and motivation of ONEOK's leadership are fundamentally important to achieving the Corporation's objectives established by the strategic plan and providing a sound investment for the shareholders. The Committee is responsible to the Board, and by extension to the shareholders, for ensuring that executives are compensated in a way that is compatible with ONEOK's business strategies, thereby aligning their interests with those of long-term investors. We believe the current methodology governing executive compensation standards will prove beneficial to the Corporation, its shareholders, its customers, and the communities served.

G. Rainey Williams, Chairman                J. M. Graves
Douglas R. Cummings                         Gary D. Parker
William L. Ford

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                      AMONG ONEOK INC., S&P 500 INDEX, AND
                       S&P NATURAL GAS DISTRIBUTORS INDEX

                                   [GRAPH]


                                        12 Months Ended August 31
                               --------------------------------------------
                               1990    1991    1992    1993    1994    1995
                               ----    ----    ----    ----    ----    ----
ONEOK Inc.                    100.00  113.04  146.97  195.88  173.86  223.93
S&P 500 Index                 100.00  126.91  136.96  157.80  166.43  202.12
S&P Natural Gas Distributors  100.00   92.60   98.64  130.63  117.08  132.66


The information provided under the foregoing sections entitled "Board Executive Compensation Committee Report on Executive Compensation" and "Performance Graph" shall not be deemed soliciting material or to be filed with the Securities and Exchange Commission or subject to Regulations 14A or 14C, other than as provided in Item 402 of Regulation S-K, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, and unless specific reference is made to such sections in a filing, the information shall not be incorporated by reference into any such filing under the Securities Act of 1933 or the Securities Exchange Act of 1934. Additionally, the stock performance as shown on the Performance Graph shall not be interpreted as a prediction of future stock performance.

                           THE STOCK PERFORMANCE PLAN

     The Executive Compensation Committee implemented, and the Board of Directors approved, a five-year Stock Performance Plan (Plan) effective September 1, 1991, that will terminate August 31, 1996, or upon shareholder approval of the Key Employee Stock Plan (see page 20), which is being submitted to the shareholders at the January 18, 1996, Annual Meeting of Shareholders. The current Plan followed a similar Plan that had been in effect from September 1, 1986, through August 31, 1991. The Stock Performance Plan is administered by the Executive Compensation Committee of the ONEOK Inc. Board of Directors. This committee is authorized to make all judgments and interpretations required to execute the Plan in accordance with its stated purpose, subject to ratification by the Board of Directors. Participation in the Plan is restricted to officers of ONEOK Inc. and its divisions and wholly owned subsidiaries who are recommended for Target Grants by the Executive Compensation Committee at the beginning of each fiscal year. The Plan is designed to encourage increased shareholder value while strengthening corporate objectives through increased stock ownership by all officers. A Target Grant is a tentative dollar amount of additional compensation which could be paid to an eligible officer who has been selected for participation during the fiscal year. Based on the percentage of increase in ONEOK Inc.'s after-tax earnings per share during each current fiscal year, the Target Grants are multiplied by applicable factors to determine the amounts of the actual Grants. Target Grants become actual Grants of additional compensation only if two tests are met: (1) there must be an increase of at least four percent (4%) in ONEOK Inc.'s after-tax earnings per share over the preceding fiscal year's earnings per share and (2) the current year's earnings per share must equal or exceed $1.33, as provided in the current Plan. For increases in earnings per share between four percent (4%) and twelve percent (12%), the individual Grants range proportionately from fifty percent (50%) to one hundred twenty-five percent (125%) of the individual Target Grant. The Grants are not increased for earnings increases over twelve percent (12%). The payments of individual Grants are normally made in a combination of full shares of stock and cash. Stock distribution and cash payments are made on a date set in accordance with the terms of the Plan.

     The Executive Compensation Committee has the discretion to decline or reduce recommendations of awards under the Plan whether or not the earnings-per-share criteria are met.

     The Plan will be terminated effective January 18, 1996, assuming shareholder approval of the Key Employee Stock Plan, and no further awards will be made under this Plan.

     The following Target Grants for the indicated officers were established by the Board of Directors August 18, 1994, for the 1995 Fiscal Year.

                NAME OF
             INDIVIDUAL OR                                                             TARGET
            NUMBER IN GROUP                       CAPACITIES IN WHICH SERVED           GRANT
----------------------------------------  ------------------------------------------  --------
Larry W. Brummett.......................  Chairman of the Board, President,           $286,370
                                            and Chief Executive Officer,
                                            ONEOK Inc.
David L. Kyle...........................  President -- Oklahoma Natural Gas Company    131,340
Bill M. Van Meter.......................  President -- Energy Companies of ONEOK       131,340
Jerry D. Neal...........................  Vice President, Treasurer, and CFO            97,850
Frank W. Schemm.........................  Vice President -- Business Development        52,440
All Executive Officers -- 6 as a                                                      $737,035
  Group.................................
All Other Officers -- 15 as a Group.....                                              $627,070

     The following table summarizes the actual Grants made under the Plan for the 1995 Fiscal Year.

                NAME OF
             INDIVIDUAL OR                                                             ACTUAL
            NUMBER IN GROUP                       CAPACITIES IN WHICH SERVED           GRANT
----------------------------------------  ------------------------------------------  --------
Larry W. Brummett.......................  Chairman of the Board, President,           $357,963
                                            and Chief Executive Officer,
                                            ONEOK Inc.
David L. Kyle...........................  President -- Oklahoma Natural Gas Company    164,175
Bill M. Van Meter.......................  President -- Energy Companies of ONEOK       164,175
Jerry D. Neal...........................  Vice President, Treasurer, and CFO           122,313
Frank W. Schemm.........................  Vice President -- Business Development        65,550
All Executive Officers -- 6 as a                                                      $921,295
  Group.................................
All Other Officers -- 15 as a Group.....                                              $570,536

STOCK OPTION GRANTS

     The following table provides information concerning the grant of nonqualified stock options to the named executive officers under the new Key Employee Stock Plan which, assuming shareholder approval, will replace the Stock Performance Plan. The Key Employee Stock Plan was approved by the Board of Directors at its August 17, 1995, meeting.

                               INDIVIDUAL GRANTS

                                                                                                      POTENTIAL REALIZABLE
                                                                                                        VALUE AT ASSUMED
                                  NUMBER OF     % OF TOTAL                                            ANNL. RATES OF STOCK
                                  SECURITIES     OPTIONS                  MARKET                       PRICE APPRECIATION
                                  UNDERLYING    GRANTED TO                PRICE                        FOR OPTION TERM(1)
                                   OPTIONS     EMPLOYEES IN   EXERCISE   ON DATE    EXPIRATION   ------------------------------
              NAME                 GRANTED     FISCAL YEAR     PRICE     OF GRANT      DATE         0%         5%        10%
--------------------------------  ----------   ------------   --------   --------   ----------   --------   --------   --------
Larry W. Brummett...............    17,600         17.18%      $23.69     $23.69     11/16/05           0   $262,214   $664,501
David L. Kyle...................    11,000         10.74%       23.69      23.69     11/16/05           0    163,884    415,313
Bill M. Van Meter...............         0             0            0          0           --           0          0          0
Jerry D. Neal...................     2,500          2.44%       23.69      23.69     11/16/05           0     37,246     94,389
Frank W. Schemm.................     2,500          2.44%       23.69      23.69     11/16/05           0     37,246     94,389

(1) Potential realizable value is the amount that would be realized upon exercise by the named executive officer of the options immediately prior to the expiration of their respective terms, assuming the specified compound annual rates of appreciation on Common Stock over the respective terms of the options. These amounts represent assumed rates of appreciation only. Actual gains, if any, on stock option exercises depend on the future performance of the Common Stock and overall market conditions. There can be no assurances that the potential values reflected in this table will be achieved.

                                 PENSION PLANS
PENSION PLAN TABLE
                           ESTIMATED ANNUAL BENEFITS
                  UNDER FINAL-AVERAGE EARNINGS(1)(2)(3)(4)(5)

                                                                YEARS OF SERVICE
                                          ------------------------------------------------------------
REMUNERATION                                 15           20           25           30           35
------------                              --------     --------     --------     --------     --------
$125,000..............................    $ 45,052     $ 54,600     $ 64,149     $ 73,697     $ 83,245
$150,000..............................      54,427       66,006       77,586       89,166      100,745
$175,000..............................      63,802       77,413       91,024      104,634      118,245
$200,000..............................      73,177       88,819      104,461      120,103      135,745
$225,000..............................      82,552      100,225      117,899      135,572      153,245
$250,000..............................      91,927      111,631      131,336      151,041      170,745
$300,000..............................     110,677      134,444      158,211      181,978      205,745
$400,000..............................     148,177      180,069      211,961      243,853      275,745
$450,000..............................     166,927      202,881      238,836      274,791      310,745
$500,000..............................     185,677      225,694      265,711      305,728      345,745

(1) For purposes of the above table, the annual Social Security Covered Compensation benefit ($25,920) was used in the excess benefit calculation.

(2) For persons who retired through 1995, the Internal Revenue Code limits annual payments from the Retirement Plan to $120,000, with lesser amounts under certain circumstances. Such limits are now adjusted for changes in the cost of living. For employees eligible under the Supplemental Executive Retirement Plan, the remaining amounts of annual benefit payments will be paid pursuant to that Plan.

(3) For plan years beginning after December 31, 1993, as a result of the Omnibus Budget Reconciliation Act of 1993, the annual compensation of each employee which is to be taken into account under the Retirement Plan cannot exceed $150,000 (adjusted for increases in the cost of living).

(4) These amounts are estimates only and would be subject to adjustment based on rules and regulations applicable to the method of distribution and survivor benefit options selected by the retiree. Retirement benefits would be actuarially reduced for retirement prior to age 65.

(5) The compensation covered by the Retirement Plan benefit formula is the basic salary paid to an employee within the employee's final average earnings. The final average earnings means the employee's highest earnings during any sixty consecutive months during the entire period of employment. For any employee named or shown in the Summary Compensation Table who retires with vested benefits under the Plan, the compensation shown as "salary" in the Summary Compensation Table could be considered covered compensation in determining benefits, except that the Plan benefit formula takes into account only a fixed percentage of final average earnings which is uniformly applied to all employees. The amount of covered compensation that may be considered in calculating retirement benefits is also subject to limitations in the Internal Revenue Code applicable to the Plan.

     The RETIREMENT PLAN FOR EMPLOYEES OF ONEOK INC. AND SUBSIDIARIES (PLAN) is a tax-qualified, defined-benefit pension plan under the Internal Revenue Code and the Employee Retirement Income Security Act of 1974. In Plan years prior to 1989, benefits became vested and nonforfeitable after completion of ten years of continuous employment; and in Plan years after 1988, benefits become vested and nonforfeitable after completion of five years of continuous employment. A vested participant receives the retirement benefit upon attaining retirement age under the Retirement Plan notwithstanding an earlier separation from service. Benefits (joint and survivor for married participants unless they otherwise elect) are calculated at retirement date based on credited service, limited to a maximum of 35 years, and final average earnings; and monthly benefits are distributed by an insurance company. At August 31, 1995, the executive officers named in the Summary Compensation Table had the following credited service under the Plan, respectively: Larry W. Brummett, 20 years and 2 months; David L. Kyle, 20 years and 2 months; Bill M. Van Meter, 9 years and 7 months; Jerry D. Neal, 32 years and 9 months; and Frank W. Schemm, 34 years and 2 months.

     The maximum annual benefits for employees in higher salary classifications retiring at age 65 with the specified years of service are as shown in the table on page 16. There are a number of options available to a retiring employee such as the method of distribution and survivor benefit options, which, when selected by the retiree, could result in reduced monthly pension payments. Retirement benefits also would be actuarially reduced for retirement prior to age 65.

     The SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN (SERP) covers elected officers of the Corporation, appointed officers of the Corporation, and certain other highly compensated employees in the management of the Corporation who are selected for participation by the Executive Compensation Committee and approved by the Board of Directors and who are also eligible to receive limited benefits from the Retirement Plan for employees of ONEOK Inc. and Subsidiaries. An administrative committee interprets and administers the SERP. The benefit payable to an employee under the SERP is equal to the benefit which would be payable to the employee under the Retirement Plan for Employees of ONEOK Inc. and Subsidiaries if the limitations prescribed by Sections 401(a)(17) and 415 of the Internal Revenue Code of 1986, as amended, were not applicable, less the benefit payable under the Retirement Plan with such limitations. Benefits under the SERP are paid coincidentally with the payment of benefits under the Retirement Plan or as the administrative committee may determine. These benefits are unfunded and are payable from the general assets of the Corporation. The Board of Directors may amend or terminate the SERP at any time; however, benefits accrued prior to termination of the SERP will not be affected.

                         TERMINATION OF EMPLOYMENT AND
                         CHANGE OF CONTROL ARRANGEMENTS

     On January 19, 1984, the Board of Directors adopted a Severance Pay Policy (Policy) for all employees including officers of the Corporation, its divisions, and its subsidiaries; and authorized Termination Agreements to be entered into with officers of the Corporation, its divisions, and its subsidiaries.

     If within two years of any change of control, employment is terminated either involuntarily or voluntarily following a material adverse change in compensation, responsibility, and/or working conditions, under the Policy the affected employee will receive severance pay equal to eight weeks' pay for each full year of service. Change of control occurs when a person or group acquires beneficial ownership of twenty percent (20%) or more of the voting power of the Corporation; or if after a transaction--including a cash tender or exchange offer, merger or other business combination, sale of assets, contested election, or any combination thereof--the directors, prior to such transaction, cease to constitute a majority of the Board of Directors of the Corporation or its successor. The Policy applies to a change in control that might have occurred within three years of its adoption January 20, 1984, and automatically extends from year to year or until terminated by the Board at the end of any annual period thereafter (Covered Period).

     Termination Agreements have been entered into with the officers of the Corporation, its divisions, and subsidiaries. Upon change of control during the Covered Period and termination of employment of an officer within three years after such change of control, but prior to the officer's 65th birthday, the officer would receive a lump-sum termination payment. The payment would equal three times the respective officer's annual salary and bonus, if any, plus the retirement and other employee benefits to which the officer would have been entitled during the next three years had the officer's employment not been terminated. No termination payment is required if the termination is due to the officer's death, total or permanent disability, resignation without consent of the Board of Directors, or other than for good reasons as defined in the Termination Agreement.

     Assuming a change of control and termination of their employment on August 31, 1995, the Executive Officers named in the Summary Compensation Table, All Current Executive Officers as a Group, and All Other Current Officers as a Group would have been entitled to receive the following payments under the Policy and their Termination Agreements, respectively: Larry W. Brummett, $1,082,335 and $1,102,566; David L. Kyle, $775,404 and $817,566; Bill M. Van Meter, $402,164
and $877,291; Jerry D. Neal, $818,080 and $576,437; and Frank W. Schemm, $673,632 and $456,965. All Current Executive Officers as a Group, $4,434,463 and $4,250,625; and All Other Current Officers as a Group, $9,217,135 and $7,681,515.

                                 PROPOSAL NO. 2

              PROPOSAL TO APPROVE THE EMPLOYEE STOCK PURCHASE PLAN

GENERAL INFORMATION

     The Board of Directors has adopted, subject to shareholder approval, the ONEOK Inc. Employee Stock Purchase Plan ("Purchase Plan") pursuant to which a total of 350,000 shares of ONEOK Inc. Common Stock, without par value ("Common Stock") may be sold to eligible employees of the Corporation and its subsidiaries at a discount from the market value of the shares. The Board of Directors adopted the Purchase Plan because the Directors believe that it is desirable to offer employees an inducement to acquire an ownership interest in the Corporation on a tax-favored basis. The summary of the material features of the Purchase Plan that follows is in all respects subject to and qualified by reference to the actual text of the Purchase Plan, which appears in its entirety as Exhibit A to this Proxy Statement.

THE PURCHASE PLAN

     The persons who are eligible to participate in the Purchase Plan are employees of the Corporation and such of its subsidiaries as are designated by the Compensation Committee as participating employers, including members of the Board of Directors who are employees, whose customary employment is more than 20 hours per week and 5 months in a calendar year and who have at least one year of service, or who meet such lesser customary employment and service requirements as the Committee may specify on a uniform and non-discriminatory basis. Employees who own five percent (5%) or more of the Corporation's stock or a subsidiary's stock may not purchase stock under the Employee Stock Purchase Plan.

     Under the Purchase Plan, the Committee may permit eligible employees to purchase, through regular payroll deductions, shares of Common Stock at a purchase price equal to the lesser of (a) eighty-five percent (85%) of the fair market value of a share of Common Stock at the beginning of an offering period, or (b) eighty-five percent (85%) of the fair market value of a share of Common Stock at the end of such offering period. In its discretion, the Compensation Committee, which will administer the Purchase Plan, may set a higher (but not a lower) purchase price in advance of any offering period and may permit employee contributions to be made by means in addition to payroll deductions (such as lump sum payments). Under the Purchase Plan, the fair market value of a share of Common Stock is generally equal to the average of the high and low sale prices of a share of Common Stock in consolidated trading on the date in question as reported by The Wall Street Journal or another reputable source designated by the Committee.

     The duration of offering periods will be determined by the Compensation Committee in its discretion and may not exceed twenty-seven (27) months. The Compensation Committee will also determine the date on which each offering period will begin. For example the Committee may, but need not, provide that two or more offering periods of different durations will begin on the same date, or that offering periods of uniform duration will commence at uniform (e.g., annual) intervals. However, the Purchase Plan provides that unless the Compensation Committee determines otherwise, a new offering period will commence in the first payroll period coinciding with or next following January 1 of each year and will extend until the next offering commences. The Compensation Committee may at any time suspend or accelerate the completion of an offering period, including upon or in contemplation of a Change in Control. For a description of the events that constitute a Change in Control, see "Proposal to Approve The Key Employee Stock Plan" elsewhere in this Proxy Statement.

     An eligible employee may contribute up to a maximum of ten percent (10%) of his/her base compensation (or such lesser amount as the Compensation Committee may prescribe) for purchase of shares pursuant to the Purchase Plan. Payroll deductions will be accumulated and, along with any other employee contributions (e.g., lump sum contributions), will be used to purchase shares of Common Stock at the end of the offering period. A participant may generally increase, decrease, or suspend payroll deductions during an offering period or withdraw from participation in the Purchase Plan at any time. If a participant's employment terminates for any reason before the end of an offering period, his or her participation in the Purchase Plan ceases immediately, and any accumulated employee contributions are paid to such participant. No participant may purchase more than $25,000 of Common Stock in any calendar year, measured by its undiscounted value at the beginning of each offering or such lesser amount as the Compensation Committee may fix under the Purchase Plan from time to time.

     The 350,000 shares of Common Stock that are authorized for sale under the Purchase Plan may be authorized and unissued shares, treasury shares, or any combination thereof. The Purchase Plan authorizes the Corporation to issue or transfer sufficient shares of Common Stock to a trust (including a grantor trust) at any time (including upon or in contemplation of a Change in Control) to satisfy its obligations under any offerings then in progress, in which case the shares may be treated as authorized and issued shares while held in the trust with full dividend and voting rights.

     The Board of Directors may amend the Purchase Plan at any time and in any respect without shareholder approval unless shareholder approval of the amendment in question is required under Delaware law, the Internal Revenue Code of 1986, as amended (Code), any applicable exemption from Section 16 of the Securities Exchange Act of 1934, as amended, for which the Corporation intends transactions by executive officers or directors of the Corporation to qualify, any national securities exchange or system on which the Common Stock is then listed or reported, or under any other applicable laws, rules, or regulations. The provisions of the Purchase Plan that determine the amount, price, and time of stock purchases by executive officers and directors may not be amended more than once every six months other than to comply with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended (ERISA), or the rules thereunder unless the Corporation's General Counsel determines that such restriction on amendments is not necessary to secure or maintain any exemption from Section 16 of the Securities Exchange Act of 1934, as amended, for which the Corporation intends executive officers and directors to qualify. The Purchase Plan will continue in effect until all shares authorized to be sold thereunder have been sold, subject to the right of the Board of Directors to terminate the Plan at any earlier time.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The Purchase Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code and, as a result, participants will be afforded favorable tax treatment under Sections 421 and 423 of the Code. A participant in an offering under the Purchase Plan will not recognize income subject to Federal income tax at the commencement of an offering period or at the time shares are purchased. However, any discount from the market price on the purchase date may be subject to employment taxes (FICA and FUTA). No Federal income tax consequences result to the Corporation at the commencement of an offering period under the Purchase Plan, upon the subsequent purchases of Common Stock by participants, or upon the disposition of shares acquired under the Purchase Plan other than with respect to a disqualifying disposition. If no disposition of the shares purchased in an offering period is made within two years from the commencement of such offering period nor within one year from the date the shares are transferred to the employee, then upon subsequent disposition of the shares, ordinary income may be recognized by the participant, depending upon the purchase price formula applicable to that offering, on up to fifteen percent (15%) of the market price of the shares on such commencement date; any additional gain realized will be capital gain. Any loss realized by an employee upon disposition of the shares will constitute a capital loss.

     If the shares are disposed of within either the two-year or one-year periods mentioned above (a so-called disqualifying disposition), the participant will recognize ordinary income at the time of such disposition in an amount equal to the difference between the fair market value of the shares at the time such shares were purchased and the purchase price of the shares, and the Corporation will generally be entitled to a corresponding deduction from its income. Any difference between such fair market value and the disposition price will be treated as capital gain or loss to the participant and will not be deductible by the Corporation.

     As of November 23, 1995, a total of approximately 2,000 employees of the Corporation and its subsidiaries, including all officers, are eligible to participate in the Purchase Plan. However, it is not possible to determine how many employees will elect to participate, the amount that participating employees will elect to contribute, or the number of shares which may be purchased and price thereof under the Plan. Because purchases by all eligible employees is elective, the benefits that would have been received by employees, or by any particular class of employees, for the last fiscal year of the Corporation may not be determined. If the Purchase Plan is not approved by shareholders, it will be null, void, and of no force or effect.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN.

                                 PROPOSAL NO. 3

                PROPOSAL TO APPROVE THE KEY EMPLOYEE STOCK PLAN

GENERAL INFORMATION

     The Board of Directors has adopted, subject to shareholder approval, the ONEOK Inc. Key Employee Stock Plan (Plan). The purposes of the Plan are to provide competitive incentives that will enable the Corporation to attract, retain, motivate and reward key employees, and to give key employees an interest parallel to the interests of the Corporation's shareholders. The following summary of the material features of the Plan is in all respects subject to and qualified by reference to the actual text of the Plan, which appears in its entirety in Exhibit B to this Proxy Statement.

     The Plan authorizes the Compensation Committee of the Board of Directors (the Committee) to grant eligible employees options to purchase shares of ONEOK Inc. Common Stock, without par value (Common Stock), which qualify for the special tax treatment according to incentive stock options (Incentive Stock Options) under Section 422 of the Internal Revenue Code of 1986, as amended (the
Code), as well as options to purchase shares of Common Stock which do not so qualify (Nonqualified Stock Options). The Plan also authorizes the Committee to grant eligible employees stock bonus awards, restricted stock awards, and performance unit awards. The variety of stock incentive awards authorized to be granted under the Plan, as well as the wide discretion which the Plan confers upon the Committee to determine the terms and conditions of the awards, are intended to give the Committee flexibility to adapt the Corporation's equity-based compensation practices to the changing business and regulatory environment in which it operates.

     If approved by shareholders, the Plan will remain in effect until stock incentives have been granted with respect to all shares of Common Stock authorized to be issued or transferred under the Plan or until the Plan is sooner terminated by the Board of Directors. In accordance with applicable provisions of the Code, no Incentive Stock Options may be granted under the plan after August 17, 2005. If the Plan is not approved by shareholders, it will be null, void, and of no force or effect.

     A total of 1,000,000 shares of Common Stock may be issued or transferred pursuant to stock incentives granted under the Plan. Such shares may be authorized and unissued shares or treasury shares or any combination thereof. The Plan authorizes the Corporation to issue or transfer sufficient shares of Common Stock to a trust (including a grantor trust) at any time, including upon or in contemplation of a Change in Control, as defined below, to satisfy its obligations under any then-outstanding awards previously granted under the Plan (including stock options), in which case the shares may be treated as authorized and issued shares while held in the trust with full dividend and voting rights, whether or not the related awards are then vested or exercisable. The maximum number of shares of Common Stock with respect to which stock options or other stock incentives may be granted to any employee during the period in which stock incentives may be granted under the Plan is 250,000 shares. Shares that cease to be issuable under an award because of the termination, expiration, cancellation, or forfeiture of the award, or because of the employee's failure to satisfy the terms and conditions of the award will not count against the foregoing limitations and may again be made subject to awards under the Plan. The Plan provides for the number and class of shares authorized to be issued or transferred under the Plan, the maximum number and class of shares with respect to which stock options or other stock incentives may be granted to any employee, the number and class of shares subject to outstanding grants, and the exercise price of outstanding stock options to be adjusted equitably to prevent dilution or enlargement of rights in the event of recapitalizations, stock splits, stock dividends, mergers, and similar transactions.

     The class of persons who are eligible to be selected to participate in the Plan consists of any employee of the Corporation or its subsidiaries, including an officer or member of the Board of Directors who is an employee, who the Committee determines is in a position to contribute significantly to the growth and profitability of, or to perform services of major importance to, the Corporation and its subsidiaries. The approximate number of persons who are eligible to be selected to participate in the Plan at the present time is 50 and is subject to change.

     The Plan is administered by the Committee, which, within the parameters set forth in the Plan, determines the type of awards to grant, selects participants from the class of employees eligible to participate, determines the number of shares of Common Stock to be subject to each award, and determines the terms and conditions of the awards (including the exercise price of options). The Committee interprets the Plan and is authorized to make all determinations and decisions thereunder. Under the Plan, the Committee must consist of two or more members of the Board of Directors, each of whom qualifies as a "disinterested person" under Securities and Exchange Commission (SEC) Rule 16b-3 and as an "outside director" within the meaning of Section 162(m) of the Code, unless the Corporation's Board of Directors determines otherwise. (SEC Rule 16b-3 exempts certain transactions by executive officers and directors under employee benefit plans such as the Plan from the short-swing trading rules of the Federal securities law. As described in more detail under the section entitled "Certain Federal Income Tax Consequences" on page 19 of this Proxy Statement, Section 162[m] of the Code limits the amount of executive compensation that publicly traded corporations may deduct for Federal income tax purposes, subject to certain exceptions.)

     Unless the Committee determines otherwise, transactions by executive officers and directors under the Plan are intended to qualify for the exemptions available under SEC Rule 16b-3, and awards granted to executive officers are intended to qualify as "performance-based compensation" if such qualification is necessary to preserve the Corporation's deduction for such awards under Code
Section 162(m). The Plan is specifically intended to give the Committee authority to grant awards that will qualify as "performance-based compensation" as well as awards that will not so qualify.

     The Plan also authorizes the Committee, after a stock incentive has been granted and without consideration, to waive any term or condition that could have been omitted from the award when it was granted and to amend the award to include or exclude any term or condition that could have been included or excluded from the award when it was granted.

     Except for the nonqualified stock options noted above, no options or other stock incentive awards have been granted to date under the Plan. The amount of options and benefits to be received by any individual under the Plan or that would have been received by any individual under the Plan, if the Plan had been in effect during the last fiscal year, are not determinable at the present time, as all such determinations under the Plan are to be made by the Committee in its sole discretion. The market value of a share of Common Stock on November 27, 1995, the latest practicable date before publication of this proxy statement, was $23.75.

OPTIONS

     The price at which a share of Common Stock may be purchased under each Incentive Stock Option will be at least one hundred percent (100%) of the fair market value of a share of Common Stock on the date the Incentive Stock Option is granted. The price at which a share of Common Stock may be purchased under each Nonqualified Stock Option will be at least the par value (if any) of a share of Common Stock. At the present time, a share of Common Stock has no par value, therefore, the Committee has discretion to establish any purchase price for shares with respect to which Nonqualified Stock Options are granted.

     The aggregate fair market value of the shares for which Incentive Stock Options granted to any employee may be exercisable for the first time by such employee during any calendar year (under all stock option plans of the Corporation and its subsidiaries) may not exceed $100,000.

     An option granted under the Plan is exercisable during the optionee's lifetime only by the optionee and is not transferable by the optionee except by will, the laws of descent and distribution, or to a designated beneficiary. However, the Committee may in its discretion authorize an employee who is granted any stock incentive other than Incentive Stock Option (including a Nonqualified Stock Option) to transfer the stock incentive award during his or her lifetime to members of his or her immediate family or to family trusts or partnerships without consideration for estate planning purposes. In the event of such a transfer, the stock incentive award would continue to be subject to substantially the same terms and conditions as applied before the transfer occurred.

     Options may be granted for such lawful consideration as the Committee may determine when the options are granted. Such consideration may consist of money or other property, tangible or intangible, or labor or services received or to be received by the Corporation. For example, in the discretion of the Committee, options may be granted in lieu of compensation that would otherwise be paid in cash or in consideration of the employee's continuing in the Corporation's employ for a period of time after the date the option is granted. Options may become exercisable in full at the time of grant or at such other time or times and in such installments as the Committee may determine. Options may be exercised during such periods before and after the date on which the optionee ceases to be an employee of the Corporation and its subsidiaries as the Committee may determine. However, no option may be exercised after the tenth anniversary of the date on which the option was granted.

     The purchase price of the shares subject to an option may be paid in cash, in shares of Common Stock or other property already owned by the optionee, or by the immediate sale through a stockbroker of that number of shares being acquired sufficient to pay the purchase price. If an optionee pays the purchase price by surrendering shares of Common Stock he or she already owns, such shares will be valued at their fair market value on the date of such surrender and will be added back to the number of shares available for issuance under the Plan. The Committee is also authorized to permit the purchase price to be paid by means of a promissory note executed by the optionee in favor of the Corporation and secured by a pledge of the shares being acquired. Any such note would contain terms approved by the Committee, may, but need not, bear interest (except in the case of Incentive Stock Option, in which case the note must bear interest), and would mature in ten years or less.

     The Committee may provide at the time of grant of an option (the Original Option) that the employee shall be granted an additional option (a Restored Option) in the event such employee pays the purchase price of the shares subject to the Original Option or satisfies tax withholding liabilities arising from exercise of the Original Option by surrendering shares of Common Stock the employee already owns. Each Restored Option may cover the number of shares of Common Stock equal to the number of shares of Common Stock surrendered by the employee in payment of the purchase price or tax withholding liabilities, shall have a purchase price per share of Common Stock subject to the Restored Option equal to the fair market value of the Common Stock on the date of grant of such Restored Option, and shall expire not later than on the stated expiration date of the Original Option.

     Under the Plan, the fair market value of a share of Common Stock is generally equal to the average of the high and low sale prices of a share of Common Stock in consolidated trading on the date in question as reported by The Wall Street Journal or another reputable source designated by the Committee.

     The Plan provides for all options to become exercisable in full after a change in a majority of the Board of Directors as a result of a merger, tender offer, exchange offer, or contested election; after any person becomes the beneficial owner of more than twenty percent (20%) of the Common Stock of the Corporation; and after shareholders approve a merger, sale of assets, or plan of complete liquidation (Change in Control).

     The Plan provides that after an option has been granted, the Committee may, without consideration, accelerate the date on which the option becomes exercisable or, if granted for a term of less than ten years, extend the term to up to ten years after the date the option was granted.

STOCK BONUS, RESTRICTED STOCK, AND PERFORMANCE UNIT AWARDS

     The Committee may provide for the Corporation to distribute cash or shares of Common Stock to eligible employees or to agree to distribute cash or shares of Common Stock at a future time or times, subject to such terms and conditions (including forfeiture restrictions) as the Committee may impose, in lieu of compensation that may have been earned by past services, or as a supplement to compensation earned by past services (in either event, Stock Bonus Awards). The amount of any Stock Bonus Award may be, but need not be, determined by reference to the market value of Common Stock. If shares are to be issued at a future time or times, the Committee may provide, but need not provide, for payment to the participant of amounts equal to the dividends that would have been paid to the participant if issuance of the shares had not been deferred until such future time or times, or for such amounts to be credited to the participant in the form of additional deferred stock units.

     The Committee may also provide for shares of Common Stock to be issued to an eligible employee prior to the employee's satisfying continued employment and/or other performance objectives or contingencies specified by the Committee at the time of grant (Restricted Stock) or may provide for shares to be issued after the employee satisfies such objectives or contingencies (Performance Unit Awards). Any Restricted Shares will be forfeitable to the Corporation until such objectives or contingencies are satisfied unless the Committee provides otherwise; but upon issuance of Restricted Stock, the recipient will become a shareholder of the Corporation with full dividend and voting rights, except to the extent that the Committee provides otherwise. Performance objectives may include, but need not include, corporate, divisional, business unit, or individual financial or operating performance measures. Upon satisfaction of any objectives or contingencies specified by the Committee, stock certificates evidencing the Restricted Shares will be delivered to the participant free and clear of any restrictions without the payment of any cash consideration by the participant.

     Stock Bonus Awards, Restricted Stock Awards, and Performance Unit Awards may, in the discretion of the Committee, be settled in cash in lieu of shares of Common Stock, in which case the number of shares for which cash is paid will generally be added back to the number of shares authorized to be issued under the Plan.

CERTAIN CHANGE IN CONTROL PROVISIONS

     The Plan provides that all awards that are outstanding under the Plan at the time of a Change in Control, whether they be Incentive Stock Options, Nonqualified Stock Options, Restricted Stock Awards, Performance Unit Awards, or Stock Bonus Awards, will become fully exercisable, nonforfeitable, and payable when any Change in Control occurs. In the event of a Change in Control less than six months after the date on which an award was granted in consideration of the employee's future services, the participant agrees in writing (if requested by the Committee to do so) to remain in the Corporation's employ at least through the end of such six-month period on the same terms and conditions (including compensation) as before any Change in Control. In addition, the Plan authorizes the Committee to grant options that become exercisable and Restricted Shares, Performance Units, and Stock Bonus Awards that become nonforfeitable and payable only in the event of a Change in Control, and to provide for cash to be paid in settlement of any award under the Plan in such event.

AMENDMENT OF THE PLAN

     The Board of Directors may amend the Plan at any time and in any respect without shareholder approval unless shareholder approval of the amendment in question is required under Delaware law; the Code; any applicable exemption from
Section 16 of the Securities Exchange Act of 1934, as amended, for which the Corporation intends transactions by executive officers or directors to qualify; any national securities exchange or system on which the Common Stock is then listed or reported; or under any other applicable laws, rules, or regulations. The Board of Directors may also terminate the Plan at any time. However, no amendment or termination of the Plan may adversely affect any awards that were granted before the date of such amendment or termination without the consent of the participant.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     THE FOLLOWING BRIEF DESCRIPTION OF THE TAX CONSEQUENCES OF AWARDS UNDER THE PLAN IS BASED ON FEDERAL INCOME TAX LAWS CURRENTLY IN EFFECT AND DOES NOT PURPORT TO BE A COMPLETE DESCRIPTION OF SUCH FEDERAL INCOME TAX CONSEQUENCES.

     LIMITATION ON CORPORATE DEDUCTIONS FOR CERTAIN EXECUTIVES' COMPENSATION. Under Section 162(m) of the Code, the amount which the Corporation may deduct on its Federal income tax return for compensation paid to certain "covered employees" (generally the chief executive officer and the four highest-paid officers other than the chief executive officer) in any taxable year is generally limited to $1 million per individual. However, compensation that qualifies as "performance-based compensation" is not subject to the $1 million deduction limit. As mentioned under "General Information" above, the Plan authorizes the Committee to grant awards under the Plan that qualify as "performance-based compensation" as well as awards that do not. As a result, the Corporation may not be entitled to any tax deduction for the awards mentioned below if the individual in question is a "covered employee"; the amount in question does not qualify as "performance-based compensation"; and the amount in question, when added to the covered employee's other taxable compensation that is not "performance-based" in the same taxable year, exceeds $1 million. At the present time, the Corporation expects any options granted under the Plan to qualify as "performance based" and does not anticipate that deductions for awards under the Plan will be limited by the provisions of Section 162(m) of the Code.

     OPTIONS. There are no Federal income tax consequences either to the optionee or the Corporation upon the grant of an Incentive Stock Option or a Nonqualified Stock Option. If shares are purchased under an Incentive Stock Option (i.e., an Incentive Stock Option is exercised) during employment or within three months thereafter, the optionee will not recognize any income and the Corporation will not be entitled to a deduction in respect of the option exercise. However, the excess of the fair market value of the shares on the date of such exercise over the purchase price of the shares under the option will be includible in the optionee's alternative minimum taxable income if the optionee does not dispose of the shares in the same calendar year in which the optionee acquired the shares under the Incentive Stock Option, which may give rise to alternative minimum tax liability for the optionee. Generally, if the optionee disposes of shares purchased under an Incentive Stock Option within two years of the date of grant or one year of the date of exercise of the Incentive Stock Option, the optionee will recognize ordinary income, and the Corporation will be entitled to a deduction equal to the excess of the fair market value of the shares on the date of exercise over the purchase price of such shares (but not more than the actual gain realized by the optionee on the disposition of the shares). Any gain after the date on which the optionee purchased the shares will be treated as capital gain to the optionee and will not be deductible by the Corporation. If the shares are disposed of after the two-year and one-year periods mentioned above, the Corporation will not be entitled to any deduction, and the entire gain or loss realized by the optionee will be treated as capital gain or loss.

     When shares are purchased under a Nonqualified Stock Option, the excess of the fair market value of the shares on the date of purchase over the purchase price of such shares under the option will generally be taxable to the optionee as ordinary income and deductible by the Corporation. The disposition of shares purchased under a Nonqualified Stock Option will generally result in a capital gain or loss for the optionee but will have no tax consequences for the Corporation.

     STOCK BONUS AWARDS. If shares of Common Stock are issued pursuant to a Stock Bonus Award, the recipient will generally recognize ordinary income, and the Corporation will generally be entitled to a tax deduction equal to the fair market value of the shares on the date the shares are issued less any amount paid for them by the recipient.

     RESTRICTED STOCK AWARDS. An employee who has been awarded Restricted Stock will not recognize taxable income at the time the Restricted Stock is issued unless the employee makes a special election in accordance with applicable Treasury regulations to be taxed at ordinary income rates on the fair market value of the shares at the time (with fair market value determined for this purpose without regard to any restrictions other than restrictions, if any, which by their terms will never lapse), in which case the Corporation would, at the same time, be entitled to a deduction equal to the amount of income realized by the employee but would not be entitled to deduct any dividends paid on the shares. Absent such an election, an employee who has been awarded Restricted Stock will not recognize taxable income until the shares become transferable or cease to be subject to a substantial risk of forfeiture, at which time the recipient will recognize ordinary income and the Corporation will be entitled to a corresponding deduction equal to the excess of the fair market value of the shares at the time over the amount (if any) paid by the recipient for the shares. Dividends paid to the recipient on the Restricted Stock prior to that time will be ordinary compensation income to the recipient and deductible by the Corporation.

     PERFORMANCE UNIT AWARDS. An employee who has been granted Performance Units will not recognize taxable income, and the Corporation will not be entitled to a deduction at the time Performance Units are granted. At the time the employee receives cash or shares of Common Stock in payment of Performance Units, the employee will recognize ordinary income equal to the sum of the cash and the fair market value of any shares of Common Stock at such time, and the Corporation will be entitled to a corresponding deduction. To the extent Performance Units are paid in shares of Restricted Stock, the Federal income tax consequences above applicable to Restricted Stock Awards will apply.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE KEY EMPLOYEE STOCK PLAN.

                                 PROPOSAL NO. 4

              RATIFICATION AND APPROVAL OF APPOINTMENT OF AUDITOR

     The Board of Directors, based on the recommendation of the Audit Committee, appointed the firm of KPMG Peat Marwick LLP independent auditor to examine the books of account and other records of the Corporation and its consolidated subsidiaries for the 1996 Fiscal Year. The Board of Directors is asking the shareholders to ratify and approve this action. KPMG Peat Marwick LLP has been the Corporation's independent auditor since 1951, and the audit engagement partner is normally rotated every five years. Representatives of the auditing firm will be present at the meeting and will be afforded the opportunity, if they so desire, to make a statement or respond to appropriate questions that may come before the meeting.

     Although such ratification is not required by law, the Board of Directors believes that shareholders should be given the opportunity to express their views on the subject. The Board has asked for such ratification since 1983. While not binding on the Board of Directors, the failure of the shareholders to ratify the appointment of KPMG Peat Marwick LLP as the Corporation's independent auditor would be considered by the Board in determining whether or not to continue with the services of KPMG Peat Marwick LLP.

                             SHAREHOLDER PROPOSALS

     Any shareholder proposal to be presented at the Annual Meeting to be held January 16, 1997, must be received by the Corporation on or before August 12, 1996, for inclusion in the Corporation's Proxy Statement and form of proxy relating to that meeting.

                                 OTHER MATTERS

     The management of the Corporation knows of no other matters that are likely to be brought before the meeting.

Tulsa, Oklahoma
December 13, 1995

                                                                       EXHIBIT A

                                   ONEOK INC.

                          EMPLOYEE STOCK PURCHASE PLAN

1. PURPOSE.

     The purpose of this Plan is to provide eligible employees the opportunity to purchase Common Stock at a discount on a basis that qualifies for the tax treatment prescribed by Section 423 of the Code.

2. DEFINITIONS.

     The following terms, when used in the Plan, shall have the following meanings:

          (a) "Base Compensation" means, with respect to any offering period:
     (i) in the case of an employee normally paid an hourly rate, the employee's hourly rate at the inception of the offering period multiplied by 2,080,
     (ii) in the case of an employee normally paid at a weekly rate, the employee's weekly rate at the inception of the offering period multiplied by 52, (iii) in the case of an employee normally paid at a bi-weekly rate, the employee's bi-weekly rate at the inception of the offering period multiplied by 26, (iv) in the case of an employee normally paid at a monthly rate, the employee's monthly rate at the inception of the offering period multiplied by 12; and (v) in the case of an employee normally paid at an annual rate, the employee's annual rate at the inception of the offering period. Base compensation shall be determined by reference to the applicable rate before any deductions pursuant to a salary reduction agreement under any plan qualified under Section 401(k) of the Code or any cafeteria plan under Code Section 125 and shall exclude any bonuses, commissions, overtime pay, fringe benefits, stock options and other special compensation payable to an employee.

          (b) "Board" or "Board of Directors" means the Board of Directors of the Company, as constituted from time to time.

          (c) "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to the Code or to a particular section of the Code shall include references to any related Treasury Regulations and rulings and to successor provisions.

          (d) "Committee" means the committee appointed by the Board of Directors to administer the Plan pursuant to the provisions of Section 3(a) below.

          (e) "Common Stock" means common stock, without par value, of the Company.

          (f) "Company" means ONEOK Inc., a Delaware corporation, its successors and assigns.

          (g) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

          (h) "Fair Market Value" on a particular date means the average of the high and low sale prices of the Common Stock in consolidated trading on the date in question as reported by The Wall Street Journal or another reputable source designated by the Committee; provided that if there were no sales on such date reported as provided above, the respective prices on the most recent prior day for which a sale was so reported. If the foregoing method of determining fair market value should be inconsistent with Section 423 of the Code, "Fair Market Value" shall be determined by the Committee in a manner consistent with such section of the Code and shall mean the value as so determined.

          (i) "General Counsel" means the General Counsel of the Company serving from time to time.

          (j) "Plan" means the ONEOK Inc. Employee Stock Purchase Plan set forth in these pages, as amended from time to time.

          (k) "SEC Rule 16b-3" means Rule 16b-3 of the Securities and Exchange Commission promulgated under the Exchange Act, as such rule or any successor rule may be in effect from time to time.

          (l) "Section 16 Person" means a person subject to Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company.

          (m) "Subsidiary" means a subsidiary as defined in Section 424(f) of the Code, including a corporation which becomes such a subsidiary in the future.

3. ADMINISTRATION.

     (a) The Plan shall be administered by a committee of the Board consisting of two or more directors appointed from time to time by the Board. No person shall be appointed to or shall serve as a member of such committee unless at the time of such appointment and service he or she shall be a "disinterested person", as defined in SEC Rule 16b-3.

     (b) Subject to the provisions of the Plan, the powers of the Committee shall include having the authority, in its discretion, to:

          (i) define, prescribe, amend and rescind rules, regulations, procedures, terms and conditions relating to the Plan; and

          (ii) make all other determinations necessary or advisable for the administration of the Plan, including but not limited to interpreting the Plan, correcting defects, reconciling inconsistencies and resolving ambiguities.

     (c) The interpretation by the Committee of the terms and provisions of the Plan, and its administration of the Plan, and all action taken by the Committee, shall be final, binding and conclusive on the Company, its stockholders, Subsidiaries, all participants and employees, and upon their respective successors and assigns, and upon all other persons claiming under or through any of them.

     (d) Members of the Board and members of the Committee acting under this Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross or willful misconduct in the performance of their duties.

4. STOCK SUBJECT TO THE PLAN.

     (a) Subject to paragraph (c) below, the aggregate number of shares of Common Stock which may be sold under the Plan is 350,000.

     (b) If the number of shares of Common Stock that participating employees become entitled to purchase is greater than the number of shares of Common Stock that are offered in a particular offering or that remain available under the Plan, the available shares of Common Stock shall be allocated by the Committee among such participating employees in such manner as it deems fair and equitable.

     (c) In the event of any change in the Common Stock, through recapitalization, merger, consolidation, stock dividend or split, combination or exchange of shares, spinoff or otherwise, the Committee may make such equitable adjustments in the Plan and the then outstanding offerings as it deems necessary and appropriate including, but not limited to, changing the number of shares of Common Stock reserved under the Plan, and the price of the current offering; provided that any such adjustments shall be consistent with Sections 423 and 424 of the Code.

     (d) Shares of Common Stock which are to be delivered under the Plan may be obtained by the Company from its treasury, by purchases on the open market or from private sources, or by issuing authorized but unissued shares of its Common Stock. Shares of authorized but unissued Common Stock may not be delivered under the Plan if the purchase price thereof is less than the par value (if any) of the Common Stock at the time. The Committee may (but need not) provide at any time or from time to time (including without limitation upon or in contemplation of a change in control) for a number of shares of Common Stock equal in number to the number of shares then subject to options under this Plan, or expected to be subject to options under this Plan in the then pending offering(s), to be issued or transferred to, or acquired by, a trust (including but not limited to a grantor trust) for the purpose of satisfying the Company's obligations under such options, and, unless prohibited by applicable law, such shares held in trust shall be considered authorized and issued shares with full dividend and voting rights, notwithstanding that the options to which such shares relate might not be exercisable at the time. No fractional shares of Common Stock shall be issued or sold under the Plan.

5. ELIGIBILITY.

     All employees of the Company and any Subsidiaries designated by the Committee from time to time will be eligible to participate in the Plan, in accordance with and subject to such rules and regulations as the Committee may prescribe; provided, however, that (a) such rules shall neither permit nor deny participation in the Plan contrary to the requirements of the Code (including but not limited to Section 423(b)(3), (4) and (8) thereof), (b) no employee shall be eligible to participate in the Plan if his or her customary employment is 20 hours or less per week or for not more than 5 months in any calendar year or if he or she has been employed by the Company or a participating Subsidiary for less than one year, unless the Committee determines otherwise on a uniform and non-discriminatory basis, (c) no employee may be granted an option under the Plan if such employee, immediately after the option is granted, owns stock possessing 5% or more of the total combined voting power or value of all classes of stock of his or her employer corporation or any parent or Subsidiary corporation (within the meaning of Section 423(b)(3) of the Code). For purposes of the preceding sentence, the rules of Section 424(d) of the Code shall apply in determining the stock ownership of an employee, and stock which the employee may purchase under outstanding options (whether or not such options qualify for the special tax treatment afforded by Code Section 421(a)) shall be treated as stock owned by the employee; and (d) all participating employees shall have the same rights and privileges except as otherwise permitted by Section 423(b)(5) of the Code.

6. OFFERINGS; PARTICIPATION.

     The Company may make offerings of up to 27 months' duration each, to eligible employees to purchase Common Stock under the Plan, until all shares authorized to be delivered under the Plan have been exhausted or until the Plan is sooner terminated by the Board. Subject to the preceding sentence, the duration and commencement date of any offerings shall be determined by the Committee in its sole discretion; provided that, unless the Committee determines otherwise, a new offering shall commence on the first day of the Company's first payroll period coinciding with or next following each January 1 after the effective date of this Plan and shall extend through and include the payroll period immediately preceding the payroll period in which the next offering commences. Subject to such rules, procedures and forms as the Committee may prescribe, an eligible employee may participate in an offering at such time(s) as the Committee may permit by authorizing a payroll deduction for such purpose of up to a maximum of ten percent of his or her Base Compensation or such lesser amount as the Committee may prescribe. The Committee may (but need not) permit employee contributions to be made by means other than payroll deductions, provided that in no event shall an employee's contributions from all sources in any offering exceed ten percent of his or her Base Compensation or such lesser amount as the Committee may prescribe. The Committee may at any time suspend or accelerate the completion of an offering if required by law or deemed by the Committee to be in the best interests of the Company, including in the event of a change in ownership or control of the Company or any Subsidiary. The Company's obligation to sell and deliver Common Stock under this Plan shall be subject to the approval of any governmental authority whose approval the General Counsel determines is necessary or advisable to obtain in connection with the authorization, issuance or sale of such Common Stock.

7. PAYROLL DEDUCTIONS.

     (a) The Company will maintain payroll deduction accounts on its books for all participating employees. All employee contributions shall be credited to such accounts. Employee contributions credited to the payroll deduction accounts of participating employees need not be segregated from other corporate funds and may be used for any corporate purpose.

     (b) At such times as the Committee may permit and subject to such rules, procedures and forms as the Committee may prescribe, an employee may increase, decrease or suspend his or her payroll deduction during an offering, or may withdraw the balance of his or her payroll deduction account and thereby withdraw from participation in an offering. However, an employee may at any time waive in writing the right or privilege to decrease or suspend his or her payroll deductions or withdraw from participation in a particular offering for a period of at least six months. Any such waiver shall be irrevocable with respect to the period ending six months after the employee files a superseding written revocation of such waiver with the

     (c) No employee shall make any elective contribution or employee contribution to the Plan (within the meaning of Treasury Regulation Section 1.401(k)-1(d)(2)(iv)(B)(4)) during the balance of the calendar year after the employee's receipt of a hardship distribution from a plan of the Company or a related party within the provisions of Code Section 414(b), (c), (m) or (o) containing a cash or deferred arrangement under Section 401(k) of the Code, or during the following calendar year. The foregoing sentence shall not apply if and to the extent the General Counsel determines it is not necessary to qualify any such plan as a cash or deferred arrangement under Section 401(k) of the Code.

     (d) Any balance remaining in any employee's payroll deduction account at the end of an offering period will be carried forward into the employee's payroll deduction account for the following offering period. In no event will the balance carried forward be equal to or greater than the purchase price of one share of Common Stock as determined under Section 8(c) below. Any excess shall be refunded to the participant. Upon termination of the Plan, all amounts in the accounts of participating employees shall be carried forward into their payroll deduction accounts under a successor plan, if any, or refunded to them, as the Committee may decide.

     (e) In the event of the termination of a participating employee's employment for any reason, his or her participation in any offering under the Plan shall cease, no further amounts shall be deducted pursuant to the Plan and the balance in the employee's account shall be paid to the employee, or, in the event of the employee's death, to the employee's beneficiary under the Company's basic group life insurance program.

8. PURCHASE; LIMITATIONS.

     (a) Within the limitations of Section 8(d) below, each employee participating in any offering under the Plan will be granted an option, upon the effective date of such offering, for as many full shares of Common Stock as the amount of his or her payroll deduction account (including any contributions made by means other than payroll deductions) at the end of the offering can purchase.

     (b) As of the last day of the offering period, the payroll deduction account of each participating employee shall be totalled. Subject to the provisions of Section 7(b) above and 8(d) below, if such account contains sufficient funds as of that date to purchase one or more full shares of Common Stock at the price determined under Section 8(c) below, the employee shall be deemed to have exercised an option to purchase the largest number of full shares of Common Stock at the price determined under Section 8(c) below that his or her payroll deduction account will permit; such employee's account will be charged for the amount of the purchase and for all purposes under the Plan the employee will be deemed to have acquired the shares on that date; and either a stock certificate representing such shares will be issued to him or her, or the Company's registrar will make an entry on its books and records evidencing that such shares have been duly issued or transferred as of that date, as the Committee may direct. Notwithstanding any provision of the Plan to the contrary, the Committee may but need not permit fractional shares to be purchased under the Plan.

     (c) Unless the Committee determines before the effective date of an offering that a higher price that complies with Section 423 of the Code shall apply, the purchase price of the shares of Common Stock which are to be sold under the offering shall be the lesser of (i) an amount equal to 85 percent of the Fair Market Value of the Common Stock at the time such option is granted, or
(ii) an amount equal to 85 percent of the Fair Market Value of the Common Stock at the time such option is exercised.

     (d) In addition to any other limitations set forth in the Plan, (i) no employee may purchase in any offering period more than the number of shares of Common Stock determined by dividing the employee's annual Base Compensation as of the first day of the offering period, or $25,000, whichever is less, by the Fair Market Value of a share of Common Stock at such day, and (ii) no employee may be granted an option under the Plan which permits his or her rights to purchase stock under the Plan, and any other stock purchase plan of his or her employer corporation and its parent and subsidiary corporations that is qualified under Section 423 of the Code, to accrue at a rate which exceeds $25,000 of the Fair Market Value of such stock (determined at the time such option is granted) for each calendar year in which the option is outstanding at any time. The Committee may further limit the amount of Common Stock which may be purchased by any employee during an offering period in accordance with Section 423(b)(5) of the Code.

9. NO TRANSFER.

     (a) No option, right or benefit under the Plan (including any derivative security within the meaning of paragraph (a)(2) of SEC Rule 16b-3) may be transferred by a participating employee, whether by will, the laws of descent and distribution, or otherwise, and all options, rights and benefits under the Plan may be exercised during the participating employee's lifetime only by such employee.

     (b) Book entry accounts and certificates for shares of Common Stock purchased under the Plan may be maintained or registered, as the case may be, only in the name of the participating employee or, if such employee so indicates on his or her payroll deduction authorization form, in his or her name jointly with a member of his or her family, with right of survivorship. An employee who is a resident of a jurisdiction which does not recognize such a joint tenancy may have book entry accounts maintained and certificates registered in the employee's name as tenant in common with a member of the employee's family, without right of survivorship.

10. EFFECTIVE DATE AND DURATION OF PLAN.

     The Plan shall become effective when adopted by the Board, provided that the stockholders of the Company approve it within 12 months thereafter at a duly held stockholders' meeting. If not so approved by shareholders, the Plan shall be null, void and of no force or effect. If so approved, the Plan shall remain in effect until all shares authorized to be issued or transferred hereunder have been exhausted or until the Plan is sooner terminated by the Board of Directors, and may continue in effect thereafter with respect to any options outstanding at the time of such termination if the Board of Directors so provides.

11. AMENDMENT AND TERMINATION OF THE PLAN.

     The Plan may be amended by the Board of Directors, without shareholder approval, at any time and in any respect, unless shareholder approval of the amendment in question is required under Delaware law, the Code (including without limitation Code Section 423 and Treasury Regulation Section 1.423-2(c)(4) thereunder), any exemption from Section 16 of the Exchange Act (including without limitation SEC Rule 16b-3) for which the Company intends
Section 16 Persons to qualify, any national securities exchange or system on which the Stock is then listed or reported, by any regulatory body having jurisdiction with respect to the Plan, or under any other applicable laws, rules or regulations. The Plan provisions that determine the amount, price and timing of option grants to Section 16 Persons may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act of 1974, or the rules thereunder, unless the General Counsel determines that such restriction on amendments is not necessary to secure or maintain any exemption from Section 16 of the Exchange Act for which the Company intends Section 16 Persons to qualify. The Plan may also be terminated at any time by the Board of Directors.

12. GENERAL PROVISIONS.

     (a) Nothing contained in this Plan shall be deemed to confer upon any person any right to continue as an employee of or to be associated in any other way with the Company for any period of time or at any particular rate of compensation.

     (b) No person shall have any rights as a stockholder of the Company with respect to any shares optioned under the Plan until such shares are issued or transferred to him or her.

     (c) All expenses of adopting and administering the Plan shall be borne by the Company, and none of such expenses shall be charged to any participant.

     (d) The Plan shall be governed by and construed under the laws of the State of Delaware, without giving effect to the principles of conflicts of laws of that State.

     (e) The Plan and each offering under the Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code. Transactions under the Plan by or with respect to Section 16 Persons are also intended to qualify for exemption under SEC Rule 16b-3, unless the Committee specifically determines otherwise. Every provision of the Plan shall be administered, interpreted and construed to carry out those intentions, and any provision that cannot be so administered, interpreted and construed shall to that extent be disregarded.

                                                                       EXHIBIT B

                                   ONEOK INC.
                            KEY EMPLOYEE STOCK PLAN

1. PURPOSES.

     The purposes of this Plan are (a) to provide competitive incentives that will enable the Company to attract, retain, motivate, and reward Key Employees, and (b) to give the Company's Key Employees an interest parallel to the interests of the Company's shareholders generally.

2. DEFINITIONS.

     Unless otherwise required by the context, the following terms, when used in this Plan, shall have the meanings set forth in this Section 2.

     (a) "Beneficiary" means a person or entity (including a trust or estate), designated in writing by a Participant on such forms and in accordance with such terms and conditions as the Committee may prescribe, to whom the Participant's rights under the Plan shall pass in the event of the death of the Participant.

     (b) "Board" or "Board of Directors" means the Board of Directors of the Company, as constituted from time to time.

     (c) "Change in Control" means any of the following:

          (i) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act), other than the Company, a Subsidiary, an employee benefit plan of the Company or a Subsidiary, or any person acting on behalf of the Company or a Subsidiary in a distribution of stock to the public, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange
     Act), directly or indirectly, of securities of the Company representing more than twenty percent of the combined voting power of the Company's then outstanding securities;

          (ii) shareholders of the Company approve (A) an agreement for the sale or disposition of all or substantially all of the Company's assets to an entity which is not a Subsidiary or owned by shareholders of the Company in substantially the same proportions as their ownership of Common Stock, (B) a plan of complete liquidation, or (C) a consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property, other than a merger in which the holders of Common Stock immediately prior to the merger will have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the merger; or

          (iii) the persons who were members of the Board of Directors immediately before a tender or exchange offer by any person other than the Company or a Subsidiary, or before a merger, consolidation, or contested election, or before any combination of such transactions, cease to constitute a majority of the Board of Directors as a result of such transaction or transactions.

     (d) "Code" means the Internal Revenue Code of 1986, as amended and in effect from time to time. References to a particular section of the Code shall include references to any related Treasury Regulations and to successor provisions.

     (e) "Committee" means the Committee appointed by the Board of Directors to administer the Plan pursuant to the provisions of section 10(a) below.

     (f) "Common Stock" means common stock, without par value, of the Company.

     (g) "Company" means ONEOK Inc., a Delaware corporation its successors and assigns.

     (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

     (i) "Fair Market Value" on a particular date means the average of the high and low sale prices of a share of Common Stock in consolidated trading on the date in question as reported by The Wall Street Journal or another reputable source designated by the Committee; provided that if there were no sales on such date reported as provided above, the respective prices on the most recent prior day for which a sale was so reported. In the case of an Incentive Stock Option, if the foregoing method of determining fair market value should be inconsistent with section 422 of the Code, "Fair Market Value" shall be determined by the Committee in a manner consistent with such section of the Code and shall mean the value as so determined.

     (j) "General Counsel" means the General Counsel of the Company serving from time to time.

     (k) "Incentive Stock Option" means an option, including an Option as the context may require, intended to qualify for the tax treatment applicable to incentive stock options under section 422 of the Code.

     (l) "Key Employee" means an employee of the Company or a Subsidiary, including an officer or director who is such an employee, who the Committee determines is in a position to contribute significantly to the growth and profitability of, or to perform services of major importance to, the Company and its Subsidiaries.

     (m) "Non-Statutory Stock Option" means an option, including an Option as the context may require, which is not intended to qualify for the tax treatment applicable to incentive stock options under section 422 of the Code.

     (n) "Option" means an option granted under this Plan to purchase shares of Common Stock. Options may be Incentive Stock Options or Non-Statutory Stock Options.

     (o) "Participant" means a Key Employee who has been granted a Stock Incentive.

     (p) "Performance Unit Award" means an amount of cash or shares of Common Stock or a combination of each, that will be distributed in the future if continued employment and/or other performance objectives or contingencies specified by the Committee are attained. Such other performance objectives may include, without limitation, corporate, divisional or business unit financial or operating performance measures and such other contingencies may include the Participant's depositing with the Company, acquiring or retaining for stipulation time periods specified amounts of Common Stock. The amount of the award may but need not be determined by reference to the market value of Common Stock.

     (q) "Plan" means the ONEOK Inc. Key Employee Stock Plan set forth in these pages, as amended from time to time.

     (r) "Restricted Stock Award" means shares of Common Stock which are issued or transferred to a Participant under Section 5 below and which will become free of restrictions specified by the Committee if continued employment and/or other performance objectives or contingencies specified by the Committee are attained. Such other performance objectives may include, without limitation, corporate, divisional or business unit financial or operating performance measures and such other contingencies may include the Participant's depositing with the Company, acquiring or retaining for stipulated time periods specified amounts of Common Stock.

     (s) "SEC Rule 16b-3" means Rule 16b-3 of the Securities and Exchange Commission promulgated under the Exchange Act, as such rule or any successor rule may be in effect from time to time.

     (t) "Section 16 Person" means a person subject to Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company.

     (u) "Stock Bonus Award" means an amount of cash or shares of Common Stock which is distributed to a Participant or which the Committee agrees to distribute in the future to a Participant in lieu of, or as a supplement to, any other compensation that may have been earned by services rendered prior to the date the distribution is made. The amount of the award may but need not be determined by reference to the market value of Common Stock. Performance Unit Awards and Restricted Stock Awards are specific types of Stock Bonus Awards.

     (v) "Stock Incentive" means an award granted under this Plan in one of the forms provided for in Section 3.

     (w) "Subsidiary" means a corporation or other form of business association of which shares (or other ownership interest) having more than 50 percent of the voting power are or in the future become owned or controlled, directly or indirectly, by the Company; provided, however, that in the case of an Incentive Stock Option, the term "Subsidiary" shall mean a Subsidiary (as defined by the preceding clause) which is also a "subsidiary corporation" as defined in Section 424(f) of the Code.

3. GRANTS OF STOCK INCENTIVES

     (a) Subject to the provisions of the Plan, the Committee may at any time, or from time to time, grant Key Employees Stock Bonus Awards, which may but need not be Performance Unit Awards or Restricted Stock Awards, and/or Options, which may be Incentive Stock Options or Non-Statutory Stock Options.

     (b) After a Stock Incentive has been granted,

          (i) the Committee may waive any term or condition thereof that could have been excluded from such Stock Incentive when it was granted, and

          (ii) with the written consent of the affected Participant, may amend any Stock Incentive after it has been granted to include (or exclude) any provision which could have been included in (or excluded from) such Stock Incentive when it was granted, and no additional consideration need be received by the Company in exchange for such waiver or amendment.

4. STOCK SUBJECT TO THE PLAN

     (a) Subject to the provisions below of paragraph 4(c) and of Section 8, the maximum number of shares of Common Stock which may be issued or transferred pursuant to Stock Incentives is 1,000,000 shares of Common Stock and the maximum number of shares of Common Stock with respect to which Options or other Stock Incentives may be granted to any employee during the period (specified in Section 9 below) in which Stock Incentives may be granted under the Plan is 250,000 shares of Common Stock.

     (b) Such shares may be authorized but unissued shares of Common Stock, shares of Common Stock held in treasury, whether acquired by the Company specifically for use under this Plan or otherwise, or shares issued or transferred to, or otherwise acquired by, a trust pursuant to paragraph 11(d) below, as the Committee may from time to time determine, provided, however, that any shares acquired or held by the Company for the purposes of this Plan shall, unless and until issued or transferred to a trust pursuant to paragraph 11(d) below or to a Participant in accordance with the terms and conditions of a Stock Incentive, be and at all times remain authorized but unissued shares or treasury shares (as the case may be), irrespective of whether such shares are entered in a special account for purposes of this Plan, and shall be available for any corporate purpose.

     (c) If any shares of Common Stock subject to a Stock Incentive shall not be issued or transferred to a Participant and shall cease to be issuable or transferable to a Participant because of the termination, expiration or cancellation, in whole or in part, of such Stock Incentive or for any other reason, or if any such shares shall, after issuance or transfer, be reacquired by the Company because of the Participant's failure to comply with the terms and conditions of a Stock Incentive or for any other reason, the shares not so issued or transferred, or the shares so reacquired by the Company, as the case may be, shall no longer be charged against the limitations provided for in paragraph (a) above of this Section 4 and may again be made subject to Stock Incentives; provided that the number of shares not so issued or transferred and any such reacquired shares may again be made subject to Stock Incentives for
Section 16 Persons only if the General Counsel determines that doing so would not jeopardize any exemption from Section 16 of the Exchange Act (including without limitation SEC Rule 16b-3) for which the Company intends Section 16 Persons to qualify. If a Participant pays the purchase price of shares subject to an Option by surrendering shares of Common Stock in accordance with the provisions of paragraph 6(b)(iv) below, the number of shares surrendered shall be added back to the number of shares available for issuance or transfer under the Plan so that the maximum number of shares that may be issued or transferred under the Plan pursuant to paragraph 4(a) above shall have been charged only for the net number of shares issued or transferred pursuant to the Option exercise.

5. STOCK BONUS AWARDS, PERFORMANCE UNIT AWARDS AND RESTRICTED STOCK AWARDS

     Stock Bonus Awards, Performance Unit Awards and Restricted Stock Awards shall be subject to the following provisions:

     (a) A Key Employee may be granted a Stock Bonus Awards, Performance Unit Award or Restricted Stock Award whether or not he or she is eligible to receive similar or dissimilar incentive compensation under any other plan or arrangement of the Company.

     (b) Shares of Common Stock subject to a Stock Bonus Award may be issued or transferred to a Participant at the time such Award is granted, or at any time subsequent thereto, or in installments from time to time, and subject to such terms and conditions, as the Committee shall determine. In the event that any such issuance or transfer shall not be made to the Participant at the time such Award is granted, the Committee may but need not provide for payment to such Participant, either in cash or shares of Common Stock, from time to time or at the time or times such shares shall be issued or transferred to such Participant, of amounts not exceeding the dividends which would have been payable to such Participant in respect of such shares (as adjusted under Section
8) if such shares had been issued or transferred to such Participant at the time such Award was granted.

     (c) Any Stock Bonus Award, Performance Unit Award or Restricted Stock Award may, in the discretion of the Committee, be settled in cash, on each date on which shares would otherwise have been delivered or become unrestricted, in an amount equal to the Fair Market Value on such date of the shares which would otherwise have been delivered or become unrestricted; and the number of shares for which such cash payment is made shall be added back to the maximum number of shares available for use under the Plan, provided that the number of shares for which such cash payment is made may be made subject to Stock Incentives for
Section 16 Persons only if the General Counsel determines that doing so would not jeopardize any exemption from Section 16 of the Exchange Act (including without limitation SEC Rule 16b-3) for which the Company intends Section 16 Persons to qualify.

     (d) Stock Bonus Awards, Performance Unit Awards and Restricted Stock Awards shall be subject to such terms and conditions, including, without limitation, restrictions on the sale or other disposition of the shares issued or transferred pursuant to such Award, and conditions calling for forfeiture of the Award or the shares issued or transferred pursuant thereto in designated circumstances, as the Committee shall determine; provided however, that upon the issuance or transfer of shares to a Participant pursuant to any such Award, the recipient shall, with respect to such shares, be and become a shareholder of the Company fully entitled to receive dividends, to vote and to exercise all other rights of a shareholder except to the extent otherwise provided in the Award. All or any portion of a Stock Bonus Award may but need not be made in the form of a Performance Unit Award or a Restricted Stock Award.

     (e) Each Stock Bonus Award, Performance unit Award and Restricted Stock Award shall be evidenced by a written instrument in such form as the Committee shall determine, signed by an officer of the Company duly authorized to do so, provided that such instrument is consistent with this Plan and incorporates it by reference.

6. OPTIONS.

     Options shall be subject to the following provisions:

     (a) Subject to the provisions of Section 8, the purchase price per share shall be, in the case of an Incentive Stock Option, not less than 100 percent of the Fair Market Value of a share of Common Stock on the date the Incentive Stock Option is granted (or in the case of any optionee who, at the time such Incentive Stock Option is granted, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of his or her employer corporation or of its parent or subsidiary corporation, not less than 110 percent of the Fair Market Value of a share of Common Stock on the date the Incentive Stock Option is granted) and, in the case of a Non-Statutory Stock Option, not less than the par value (if any) of a share of Common Stock on the date the Non-Statutory Stock Option is granted. A Non-Statutory Stock Option may (but need not) entitle the Participant to purchase shares of Common Stock at any fixed discount specified by the Committee from Fair Market Value on the date of purchase. Subject to the foregoing limitations, the purchase price per share may, if the Committee so provides at the time of grant of an Option, be indexed to the increase or decrease in an index specified by the Committee.

     (b) The purchase price of shares subject to an Option may be paid in whole or in part (i) in cash, (ii) by bank-certified, cashier's or personal check subject to collection, (iii) if so provided in the Option and subject to such terms and conditions as the Committee may impose, by delivering to the Company a properly executed exercise notice together with a copy of irrevocable instructions to a stockbroker to sell immediately some or all of the shares acquired by exercise of the Option and to deliver promptly to the Company an amount of sale proceeds (or, in lieu of or pending a sale, loan proceeds) sufficient to pay the purchase price, or (iv) if so provided in the Option and subject to such terms and conditions as are specified in the Option, in shares of Common Stock or other property surrendered to the Company. Property for purposes of this paragraph shall include an obligation of the Company unless prohibited by applicable law. Shares of Common Stock thus surrendered shall be valued at their Fair Market Value on the date of exercise. Any such other property thus surrendered shall be valued at its fair market value on any reasonable basis established or approved by the Committee. If so provided in the Option and subject to such terms and conditions as are specified in the Option, in lieu of the foregoing methods of payment, any portion of the purchase price of the shares to be issued or transferred may be paid by a promissory note secured by pledge of the purchased shares in such form and containing such provisions (which may but need not provide for interest and for payment of the note at the election of the Participant in cash or in shares of Common Stock or other property surrendered to the Company) as the Committee may approve; provided that (A) if the Committee permits any such note to be paid by surrender of shares of Common Stock, such shares shall be valued at their Fair Market Value on the date of such surrender, and (B) if the Committee permits any such note to be paid by surrender of other property, such other property shall be valued at its fair market value on any reasonable basis established or approved by the Committee, and (C) in the case of an Incentive Stock Option, any such note shall bear interest at the minimum rate required to avoid imputation of interest under federal income tax laws applicable at the time of exercise and
(D) any such note shall mature in ten years or such lesser period as may be specified by the Committee.

     (c) Options may be granted for such lawful consideration, including money or other property, tangible or intangible, or labor or services received or to be received by the Company, as the Committee may determine when the Option is granted. Property for purposes of the preceding sentence shall include an obligation of the Company unless prohibited by applicable law. Subject to the foregoing and the other provisions of this Section 6, each Option may be exercisable in full at the time of grant or may become exercisable in one or more installments, at such time or times and subject to satisfaction of such terms and conditions as the Committee may determine. The Committee may at any time accelerate the date on which an Option becomes exercisable, and no additional consideration need be received by the Company in exchange for such acceleration. Unless otherwise provided in the Option, an Option, to the extent it becomes exercisable, may be exercised at any time in whole or in part until the expiration or termination of the Option.

     (d) Each Option shall be exercisable during the life of the optionee only by him or her or his or her guardian or legal representative, and after the death only by his or her Beneficiary or, absent a Beneficiary, by his or her estate or by a person who acquired the right to exercise the Option by will or the laws of decent and distribution; provided that an Option of a Section 16 Person and any Incentive Stock Option may be exercisable after death by a Beneficiary only if such exercise would be, in the opinion of the General Counsel, permissible under and consistent with SEC Rule 16b-3 or Section 422 of the Code, as the case may be. Each Option shall expire at such time or times as the Committee may determine, provided that notwithstanding any other provision of this Plan, (i) no Option shall be exercisable after the tenth anniversary of the date the Option was granted, and (ii) no Incentive Stock Option which is granted to any optionee who, at the time such Option is granted, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of his or her employer corporation or of its parent or subsidiary corporation, shall be exercisable after the expiration of five (5) years from the date such Option is granted. If an Option is granted for a term of less than ten years, the Committee may, at any time prior to the expiration of the Option, extend its term for a period ending not later than on the tenth anniversary of the date the Option was granted, and no additional consideration need be received by the Company in exchange for such extension. The Committee may but need not provide for an Option to be exercisable after termination of employment until its fixed expiration date (or until an earlier date or specified event occurs).

     (e) An Option may, but need not, be an Incentive Stock Option. All shares of Common Stock which may be made subject to Stock Incentives under this Plan may be made subject to Incentive Stock Options; provided that the aggregate Fair Market Value (determined as of the time the Option is granted) of the stock with respect to which Incentive Stock Options may be exercisable for the first time by any Key Employee during any calendar year (under all plans, including this Plan, of his or her employer corporation and its parent and subsidiary corporations) shall not exceed $100,000 or such other amount as may apply under the Code.

     (f) Each Option shall be evidenced by a written instrument, signed by an officer of the Company duly authorized to do so, which shall contain such terms and conditions, and shall be in such form, as the Committee shall determine, provided the instrument is consistent with this Plan and incorporates it by reference. An Option, if so approved by the Committee, may include terms, conditions, restrictions and limitations in addition to those provided for in this Plan including, without limitation, terms and conditions providing for the transfer or issuance of shares, on exercise of an Option, which may be non-transferable and forfeitable to the Company in designated circumstances.

     (g) The Committee may specify, at the time of grant of an Incentive Stock Option or, with respect to a No-Statutory Stock Option, at or after the time of grant, that a Participant shall be granted a Non-Statutory Stock Option (a "Restored Option") if and when (i) such Participant exercise all or part of an Option, including a previously granted Restored Option, (an "Original Option") by surrendering shares of Common Stock already owned by him or her in full or partial payment of the Option price under such Original Option and/or (ii) shares of Common Stock are surrendered or withheld to satisfy tax obligations incident to the exercise of such Original Option. All Restored Options shall be subject to the availability of shares of Common Stock under the Plan at the time of such exercise. A Restored Option shall cover a number of shares of Common Stock not greater than the number of shares of Common Stock surrendered in payment of the option price under such Original Option and/or used to satisfy any tax obligation incident to the exercise of such Original Option. Each Restored Option shall have an option price equal to the Fair Market Value of the Common Stock on the date of grant of the Restored Option and shall expire on the stated expiration date of the Original Option. The date of grant of a Restored Option shall be the date on which the exercise of the Original Option or a previously granted Restored Option resulted in the grant of such Restored Option. A Restored Option shall be exercisable at any time and from time to time from or after the date of grant of the Restored Option (or as the Committee in its sole discretion shall otherwise specify in the written instrument evidencing the Restored Option). The written instrument evidencing a Restored Option shall contain such other terms and conditions, which may include a restriction on the transferability of the Common Stock received upon the exercise of the Original Option or Restored Option, as the Committee in its sole discretion may deem desirable.

     (h) No Participant shall make any elective contribution or employee contribution to the Plan (within the meaning of Treasury Regulation Section 1.401(k)-1(d)(2)(iv)(B)(4) during the balance of the calendar year after the Participant's receipt of a hardship distribution from a plan of the Company or a related party within the provisions of Code Sections 414(b), (c), (m) or (o) containing a cash or deferred arrangement under Section 401(k) of the Code, or during the following calendar year. The preceding sentence shall not apply if and to the extent that the General Counsel determines it is not necessary to qualify any such plan as a cash or deferred arrangement under Section 401(k) of the Code.

     (i) No Option shall be exercisable unless and until the Company (i) obtains the approval of all regulatory bodies whose approval the General Counsel may deem necessary or desirable, and (ii) complies with all legal requirements deemed applicable by the General Counsel.

     (j) An Option shall be considered exercised if and when written notice, signed by the person exercising the Option and stating the number of shares with respect to which the Option is being exercised, is received by the Secretary on a properly completed form approved for this purpose by the Committee, accompanied by full payment of the Option exercise price in one or more of the forms authorized by the Committee and described in Section 6(b) above for the number of shares to be purchased. No Option may at any time be exercised with respect to a fractional share.

7. CERTAIN CHANGE IN CONTROL, TERMINATION OF EMPLOYMENT AND DISABILITY
PROVISIONS.

     Notwithstanding any provision of the Plan to the contrary, any Stock Incentive which is outstanding but not yet exercisable, vested or payable at the time of a Change in Control shall become exercisable, vested and payable at that time; provided that if such Change in Control occurs less than six months after the date on which such Stock Incentive was granted and if the consideration for which such Stock Incentive was granted consisted in whole or in part of future services, then such Stock Incentive shall become exercisable, vested and payable at the time of such Change in Control only if the Participant agrees in writing (if requested to do so by the Committee in writing) to remain in the employe of the Company or a Subsidiary at least through the date which is six months after the date such Stock Incentive was granted with substantially the same title, duties, authority, reporting relationships and compensation as on the day immediately preceding the Change in Control. Any Option affected by the preceding sentence shall remain exercisable until it expires or terminates pursuant to its terms and conditions. Subject to the foregoing provisions of this Section 7, the Committee may at any time, and subject to such terms and conditions as it may impose:

     (a) authorize the holder of an Option to exercise the Option following the termination of the Participant's employment with the Company and its Subsidiaries, or following the Participant disability, whether or not the Option would otherwise be exercisable following such event, provided that in no event may an Option be exercised after the expiration of its term;

     (b) grant Options which become exercisable only in the event of a Change in Control;

     (c) authorize a Stock Bonus Award, Performance Unit Award or Restricted Stock Award to become non-forfeitable, fully earned and payable upon or following (i) the termination of the Participant's employment with the Company and its Subsidiaries, or (ii) the Participant's disability, whether or not the Award would otherwise become non-forfeitable, fully earned and payable upon or following such event;

     (d) grant Stock Bonus Awards, Performance Unit Awards and Restricted Stock Awards which become non-forfeitable, fully earned and payable only in the event of a Change in Control; and

     (e) provide in advance or at the time of Change in Control for cash to be paid in settlement of any Option, Stock Bonus Award, Performance Unit Award or Restricted Stock Award in the event of a Change in Control, either at the election of the Participant or at the election of the Committee.

8. ADJUSTMENT PROVISIONS.

     In the event that any recapitalization, or reclassification, split-up or consolidation of shares of Common Stock shall be effected, or the outstanding shares of Common Stock shall be, in connection with a merger or consolidation of the Company or a sale by the Company of all or a part of its assets, exchanged for a different number or class of shares of stock or other securities or property of the Company or any other entity or person, or a record date for determination of holders of Common Stock entitled to receive a dividend or other distribution payable in Common Stock or other property (other than normal cash dividends) shall occur, (a) the number and class of shares or other securities or property that may be issued or transferred pursuant to Stock Incentives thereafter granted or that may be optioned or awarded under the Plan to any Participant, (b) the number and class of shares or other securities or property that may be issued or transferred under outstanding Stock Incentives, (c) the purchase price to be paid per share under outstanding and future Stock Incentives, and (d) the price to be paid per share by the Company or a Subsidiary for shares or other securities or property issued or transferred pursuant to Stock Incentives which are subject to a right of the Company or a Subsidiary to reacquire such shares or other securities or property, shall in each case be equitably adjusted; provided that with respect to Incentive Stock Options any such adjustments shall comply with Sections 422 and 424 of the Code.

9. EFFECTIVE DATE AND DURATION OF PLAN.

     The Plan shall be effective when it is approved by the Board of Directors, provided that the shareholders of the Company thereafter approve it within one year of that date. If the Plan is not so approved by shareholders, the Plan (and any Stock Incentive granted thereunder) shall be null, void and of no force or effect. If so approved, the Plan shall remain in effect, and Stock Incentives may be granted, until Stock Incentives have been granted with respect to all shares authorized to be issued or transferred hereunder or until the Plan is sooner terminated by the Board of Directors, and shall continue in effect thereafter with respect to any Stock Incentives outstanding at that time. In no event shall an Incentive Stock Option be granted under the Plan more than ten
(10) years from the date the Plan is adopted by the Board, or the date the Plan is approved by the shareholders of the Company, whichever is earlier.

10. ADMINISTRATION.

     (a) The Plan shall be administered by a committee of the Board consisting of two or more directors appointed from time to time by the Board. No person shall be appointed to or shall serve as a member of such committee unless at the time of such appointment and service he or she shall be a "disinterested person," as defined in SEC Rule 16b-3. Unless the Board determines otherwise, the Committee shall be comprised solely of "outside directors" within the meaning of Section 162(m)(4)(C)(i) of the Code.

     (b) The Committee may establish such rules and regulations, not inconsistent with the provisions of the Plan, as it may deem necessary for the proper administration of the Plan, and may amend or revoke any rule or regulation so established. The Committee shall, subject to the provisions of the Plan, have full power to interpret, administer and construe the Plan and any instruments issued under the Plan and full authority to make all determinations and decisions thereunder including without limitation the authority to (i) select the Participants in the Plan, (ii) determine when Stock Incentives shall be granted, (iii) determine the number of shares to be made subject to each Stock Incentive, (iv) determine the type of Stock Incentive to grant, and (v) determine the terms and conditions of each Stock Incentive, including the exercise price, in the case of an Option. The interpretation by the Committee of the terms and provisions of the Plan and any instrument issued thereunder, and its administration thereof, and all action taken by the Committee, shall be final, binding, and conclusive on the Company, its stockholders, Subsidiaries, all Participants and employees, and upon their respective Beneficiaries, successors and assigns, and upon all other persons claiming under or through any of them.

     (c) Members of the Board of Directors and members of the Committee acting under this Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross or willful misconduct in the performance of their duties.

11. GENERAL PROVISIONS.

     (a) Any provision of the Plan to the contrary notwithstanding, any derivative security issued under the Plan (within the meaning of paragraph
(a)(2) of SEC Rule 16b-3 as amended in SEC Release No. 34-28869), including without limitation any Option, shall not be transferable by the Participant other than by will or the laws of descent and distribution or to a Beneficiary designated by the Participant. Any purported transfer of a derivative security to a Beneficiary by a Section 16 Person, and any purported transfer of an Incentive Stock Option to a Beneficiary, shall be effective only if such transfer is, in the opinion of the General Counsel, permissible under and consistent with SEC Rule 16b-3 or Section 422 of the Code, as the case may be. Notwithstanding the foregoing, a Participant may transfer any Stock Incentive granted under this Plan, other than an Incentive Stock Option, to members of his or her immediate family (defined as his or her children, grandchildren and spouse) or to one or more trusts for the benefit of such family members or partnerships in which such family members are the only partners if (and only if) the instrument evidencing such Stock Incentive expressly so provides (or is amended to so provide) and the Participant does not receive any consideration for the transfer; provided that any such transferred Stock Incentive shall continue to be subject to the same terms and conditions that were applicable to such Stock Incentive immediately prior to its transfer (except that such transferred Stock Incentive shall not be further transferable by the transferee inter vivos) and provided, further, that the foregoing provisions of this sentence shall apply to Section 16 Persons only if the General Counsel determines that doing so would not jeopardize any exemption from Section 16 of the Exchange Act (including without limitation SEC Rule 16b-3) for which the Company intends
Section 16 Persons to qualify.

     (b) Nothing in this Plan or in any instrument executed pursuant hereto shall confer upon any person any right to continue in the employment of the Company or a Subsidiary, or shall affect the right of the Company or a Subsidiary to terminate the employment of any person at any time with or without cause.

     (c) No shares of Common Stock shall be issued or transferred pursuant to a Stock Incentive unless and until all legal requirements applicable to the issuance or transfer of such shares have, in the opinion of the General Counsel, been satisfied. Any such issuance or transfer shall be contingent upon the person acquiring the shares giving the Company any assurances the General Counsel may deem necessary or desirable to assure compliance with all applicable legal requirements.

     (d) No person (individually or as a member of a group) and no Beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any shares of Common Stock (i) issued or transferred to, or acquired by, a trust, (ii) allocated, or (iii) reserved for the purposes of this Plan, or subject to any Stock Incentive except as to such shares of Common Stock, if any, as shall have been issued or transferred to him. The Committee may (but need not) provide at any time or from time to time (including without limitation upon or in contemplation of a Change in Control) for a number of shares of Common Stock, equal to the number of such shares subject to Stock Incentives then outstanding, to be issued or transferred to, or acquired by, a trust (including but not limited to a grantor trust) for the purpose of satisfying the Company's obligations under such Stock Incentives, and, unless prohibited by applicable law, such shares held in trust shall be considered authorized and issued shares with full dividend and voting rights, notwithstanding that the Stock Incentives to which such shares relate shall not have been exercised or may not be exercisable or vested at that time.

     (e) The Company and its Subsidiaries may make such provisions as they may deem appropriate for the withholding of any taxes which they determine they are required to withhold in connection with any Stock Incentive. Without limiting the foregoing, the Committee may, subject to such terms and conditions as it may impose, permit or require any withholding tax obligation arising in connection with the grant, exercise, vesting, distribution or payment of any Stock Incentive to be satisfied in whole or in part, with or without the consent of the Participant, by having the Company withhold all or any part of the shares of Common Stock that vest or would otherwise be distributed at such time. Any shares so withheld shall be valued at their Fair Market Value on the date of such withholding.

     (f) Nothing in this Plan is intended to be a substitute for, or shall preclude or limit the establishment or continuation of, any other plan, practice or arrangement for the payment of compensation or fringe benefits to directors, officers or employees generally, or to any class or group of such persons, which the Company or any Subsidiary now has or may hereafter lawfully put into effect, including, without limitation, any incentive compensation, retirement, pension, group insurance, stock purchase, stock bonus or stock option plan.

     (g) Any provision of the Plan to the contrary notwithstanding, except to the extent that the Committee determines otherwise, (i) transactions by and with respect to Section 16 Persons under the Plan are intended to qualify for any applicable exemptions provided by SEC Rule 16b-3, and (ii) transactions with respect to persons whose remuneration would not be deductible by the Company but for compliance with the provisions of Code Section 162(m)(4)(C) are intended to comply with the provisions of Code Section 162(m)(4)(C). The Plan is also intended to give the Committee the authority to award Stock Incentives that qualify as performance-based compensation under Code Section 162(m)(4)(C) as well as Stock Incentives that do not so qualify. Every provision of the Plan shall be administered, interpreted and constructed to carry out the foregoing intentions and any provision that cannot be so administered, interpreted and construed shall to that extent be disregarded.

     (h) By accepting any benefits under the Plan, each Participant, and each person claiming under or through him, shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, all provisions of the Plan and any action or decision under the Plan by the Company, its agents and employees, and the Board of Directors and the Committee.

     (i) The validity, construction, interpretation and administration of the Plan and of any determinations or decisions made thereunder, and the rights of all persons having or claiming to have any interest therein or thereunder, shall be governed by, and determined exclusively in accordance with, the laws of the State of Delaware, but without giving effect to the principles of conflicts of laws thereof. Without limiting the generality of the foregoing, the period within which any action arising under or in connection with the Plan must be commenced, shall be governed by the laws of the State of Delaware, without giving effect to the principles of conflicts of laws thereof, irrespective of the place where the act or omission complained of took place and of the residence of any party to such action and irrespective of the place where the action may be brought.

     (j) The use of the masculine gender shall also include within its meaning the feminine. The use of the singular shall include within its meaning the plural and vice versa.

12. AMENDMENT AND TERMINATION.

     The Plan may be amended by the Board of Directors, without shareholder approval, at any time and in any respect, unless shareholder approval of the amendment in question is required under Delaware law, the Code (including without limitation Code Section 422 and Proposed Treasury Regulation Section 1.422A9(b)(iv) thereunder), any applicable exemption from Section 16 of the Exchange Act (including without limitation SEC Rule 16b-3) for which the Company intends Section 16 Persons to qualify, any national securities exchange or system on which the Stock is then listed or reported, by any regulatory body having jurisdiction with respect to the Plan, or under any other applicable laws, rules or regulations. The Plan may also be terminated at any time by the Board of Directors. No amendment or termination of this Plan shall adversely affect any Stock Incentive granted prior to the date of such amendment or termination without written consent of the Participant.

--------------------------------------------------------------------------------

                                                                          COMMON
                                   ONEOK INC.
        PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF
                        SHAREHOLDERS -- JANUARY 18, 1996

    The undersigned hereby appoints Larry W. Brummett and David L. Kyle, or either of them, with the power of substitution in each, proxies to vote all stock of the undersigned in ONEOK Inc. at the Annual Meeting of Shareholders to be held January 18, 1996, and at any and all adjournments thereof, upon the matter of the elections of directors, the proposals referred to in Items 2, 3, and 4 of this Proxy, and any other business that may properly come before the meeting.

    Shares will be voted as specified. IF NO SPECIFICATION IS MADE, SHARES WILL BE VOTED TO ELECT THE DIRECTORS AS PROPOSED AND FOR THE PROPOSALS REFERRED TO IN ITEMS 2, 3, AND 4 OF THIS PROXY. The proxies or substitutes may vote accordingly in their discretion upon any other business that may properly come before this Annual Meeting or any adjournment thereof.

MANAGEMENT RECOMMENDS A VOTE FOR ITEMS 1, 2, 3, AND 4.

No. 1. Election of seven Directors: one Class A, one Class B, and five Class C.

     Nominees: Class A: Stanton L. Young; Class B: J. D. Scott; Class C: Douglas
          R. Cummings, J. W. Graves, G. Rainey Williams, William M. Bell, and
                                  Stephen J. Jatras.
     / / For all nominees listed.

     / / To withhold authority to vote for all nominees listed.
       (To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below)
--------------------------------------------------------------------------------
No. 2. To ratify and approve the Employee Stock Purchase Plan adopted and approved by the Board of Directors as explained in the Proxy Statement.

     / / For                    / / Against                  / / Abstain

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

No. 3. To ratify and approve the Key Employee Stock Plan adopted and approved by the Board of Directors as explained in the Proxy Statement.
         / / For               / / Against              / / Abstain

No. 4. To ratify and approve the appointment of KPMG Peat Marwick LLP as independent auditor of the Corporation for the 1996 fiscal year.

         / / For               / / Against              / / Abstain

No. 5. To transact such other business as may properly come before the meeting and at any and all adjournments thereof.
                                           Dated

                                                        (Signature)

                                                        (Signature)

                                           PLEASE SIGN THIS PROXY EXACTLY AS
                                           YOUR NAME APPEARS HEREON, INCLUDING
                                           THE TITLE "EXECUTOR," "TRUSTEE,"
                                           ETC., IF THE SAME IS INDICATED. IF
                                           JOINT ACCOUNT, EACH JOINT OWNER
                                           SHOULD SIGN. IF STOCK IS HELD BY A
                                           CORPORATION, THIS PROXY SHOULD BE
                                           EXECUTED BY A PROPER OFFICER THEREOF.

    PLEASE DATE AND SIGN THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                       PREFERRED
                                   ONEOK INC.
        PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF
                        SHAREHOLDERS -- JANUARY 18, 1996

    The undersigned hereby appoints Larry W. Brummett and David L. Kyle, or either of them, with the power of substitution in each, proxies to vote all stock of the undersigned in ONEOK Inc. at the Annual Meeting of Shareholders to be held January 18, 1996, and at any and all adjournments thereof, upon the matter of the elections of directors, the proposals referred to in Items 2, 3, and 4 of this Proxy, and any other business that may properly come before the meeting.

    Shares will be voted as specified. IF NO SPECIFICATION IS MADE, SHARES WILL BE VOTED TO ELECT THE DIRECTORS AS PROPOSED AND FOR THE PROPOSALS REFERRED TO IN ITEMS 2, 3, AND 4 OF THIS PROXY. The proxies or substitutes may vote accordingly in their discretion upon any other business that may properly come before this Annual Meeting or any adjournment thereof.

MANAGEMENT RECOMMENDS A VOTE FOR ITEMS 1, 2, 3, AND 4.

No. 1. Election of seven Directors: one Class A, one Class B, and five Class C.

     Nominees: Class A: Stanton L. Young; Class B: J. D. Scott; Class C: Douglas
          R. Cummings, J. W. Graves, G. Rainey Williams, William M. Bell, and
                                  Stephen J. Jatras.
     / / For all nominees listed.

     / / To withhold authority to vote for all nominees listed.
       (To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below)
--------------------------------------------------------------------------------
No. 2. To ratify and approve the Employee Stock Purchase Plan adopted and approved by the Board of Directors as explained in the Proxy Statement.

     / / For                     / / Against                  / / Abstain

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

No. 3. To ratify and approve the Key Employee Stock Plan adopted and approved by the Board of Directors as explained in the Proxy Statement.
         / / For              / / Against              / / Abstain

No. 4. To ratify and approve the appointment of KPMG Peat Marwick LLP as independent auditor of the Corporation for the 1996 fiscal year.

         / / For              / / Against              / / Abstain

No. 5. To transact such other business as may properly come before the meeting and at any and all adjournments thereof.
                                           Dated

                                               Signature(s) of Shareholders

                                           PLEASE SIGN THIS PROXY EXACTLY AS
                                           YOUR NAME APPEARS HEREON, INCLUDING
                                           THE TITLE "EXECUTOR," "TRUSTEE,"
                                           ETC., IF THE SAME IS INDICATED. IF
                                           JOINT ACCOUNT, EACH JOINT OWNER
                                           SHOULD SIGN. IF STOCK IS HELD BY A
                                           CORPORATION, THIS PROXY SHOULD BE
                                           EXECUTED BY A PROPER OFFICER THEREOF.

    PLEASE DATE AND SIGN THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------